                                                                               .
                                                                               .
                                                                               .



                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (Amendment No. 1)



[x]     Filed by the Registrant                              [ ]  Filed by a Party other than the Registrant

Check the appropriate box:
[ ]     Preliminary Proxy Statement                          [ ]  Confidential, for Use of the Commission Only
                                                             (as permitted by Rule 14a-6(e)(2)
[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Under Rule 14a-12


                                   Filing by:







                             TLC VISION CORPORATION


.................................................................................

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check appropriate box):

[x]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:





                                       N/A

.................................................................................

(2)     Aggregate number of securities to which transaction applies:



                                       N/A

.................................................................................

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


                                       N/A

.................................................................................



(4)    Proposed maximum aggregate value of transaction:


                                       N/A

.................................................................................


(5)    Total fee paid:



                                       N/A

.................................................................................

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:



                                       N/A


.................................................................................

(2)    Form, Schedule or Registration Statement No.:



                                       N/A


.................................................................................

(3)    Filing Party:


                                       N/A

.................................................................................

(4)    Dated Filed:



                                       N/A

.................................................................................



================================================================================

                             TLC VISION CORPORATION

           NOTICE OF 2005 ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 23, 2005

     NOTICE IS HEREBY GIVEN THAT the 2005 annual and special meeting of the shareholders of TLC Vision Corporation (the "Company") will be held on June 23, 2005 at 9:00 a.m. Eastern Daylight Time at The TSX Auditorium, The Exchange Tower, 130 King Street West, Toronto, Ontario, for the following purposes:

          1. To approve the Company's Shareholder Rights Plan;

          2. To confirm an amendment to the Company's By-Law 2002;


          3. To elect seven directors for the ensuing year;


          4. To appoint Ernst & Young LLP as auditors of the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

          5. To receive the consolidated financial statements of the Company for the fiscal year ended December 31, 2004, together with the report of the auditors thereon; and

          6. To transact such further business as may properly come before the annual and special meeting or any adjournment thereof.

     The text of the resolutions approving item 1 and item 2 is contained in Appendix A to the accompanying management information circular.

     The Board of Directors has fixed the close of business on May 12, 2005 as the record date for determining the Company's shareholders entitled to notice of and to vote at its annual and special meeting.

     Management of the Company is soliciting the enclosed proxy. Please refer to the accompanying management information circular for further information with respect to the business to be transacted at the annual and special meeting. The management information circular is deemed to be incorporated by reference in and to form part of this notice.

     The Board of Directors recommends that you vote FOR each of the above proposals.

                                          By Order of the Board of Directors

                                          /s/ BRIAN L. ANDREW
                                          --------------------------------------
                                          Brian L. Andrew
                                          General Counsel and Secretary
                                          Mississauga, Ontario

                                          May 5, 2005


     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL AND SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED. IF YOU EXECUTE A PROXY CARD, YOU MAY STILL ATTEND THE ANNUAL AND SPECIAL MEETING, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. HOWEVER, ATTENDING THE ANNUAL AND SPECIAL MEETING IN PERSON WILL NOT REVOKE YOUR PROXY UNLESS YOU FOLLOW THE PROCEDURES EXPLAINED UNDER "REVOCATION OF PROXIES" IN THE ACCOMPANYING MANAGEMENT INFORMATION CIRCULAR.

                                                                     Torys & TLC


                                                                        May 5/05


                             TLC VISION CORPORATION

                        MANAGEMENT INFORMATION CIRCULAR

                           GENERAL PROXY INFORMATION

     The information contained in this management information circular is given as at April 29, 2005, except where otherwise noted. This management information circular is first being sent or given to shareholders on or about May 20, 2005. All references to "$" shall mean U.S. dollars and all references to "Cdn.$" shall mean Canadian dollars.

SOLICITATION OF PROXIES

     THE INFORMATION CONTAINED IN THIS MANAGEMENT INFORMATION CIRCULAR, WHICH IS A PROXY STATEMENT UNDER U.S. SECURITIES LAW, IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF TLC VISION CORPORATION TO BE HELD ON THURSDAY, JUNE 23, 2005 AT 9:00 A.M. AT THE TSX AUDITORIUM, THE EXCHANGE TOWER, 130 KING STREET WEST, TORONTO, ONTARIO, AND AT ALL ADJOURNMENTS OF THE MEETING, FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. It is expected that the solicitation will be made primarily by mail but our directors, officers and employees, without additional remuneration, may also solicit proxies personally. We will, if requested, reimburse banks, brokerage houses and other custodians, nominees and certain fiduciaries for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials to their principals. THE SOLICITATION OF PROXIES BY THIS MANAGEMENT INFORMATION CIRCULAR IS BEING MADE BY OR ON BEHALF OF THE COMPANY'S MANAGEMENT and the total cost of the solicitation will be borne by the Company.

     Unless the context requires otherwise, the "Company," "we,", "our," and "us," refer to TLC Vision Corporation.

APPOINTMENT OF PROXIES

     The persons named in the enclosed form of proxy are representatives of the Company's management and are directors or officers of the Company. A SHAREHOLDER WHO WISHES TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE COMPANY, TO REPRESENT SUCH SHAREHOLDER AT THE MEETING MAY DO SO BY INSERTING SUCH PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY.

     To be valid, proxies must be deposited with the Secretary of the Company, c/o CIBC Mellon Trust Company, Proxy Dept., 200 Queen's Quay East, Unit #6, Toronto, Ontario, M5A 4K9 not later than the close of business on June 21, 2005 or, if the meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.

     Our executive office is located at 5280 Solar Drive, Mississauga, Ontario, L4W 5M8. Our registered office is located at 44 Chipman Hill, Suite 1000, P.O. Box 7289, Station "A", Saint John, New Brunswick, E2L 4S6.

NON-REGISTERED SHAREHOLDERS

     Only our registered shareholders, or the persons they appoint as their proxies, are permitted to attend and vote at the meeting. However, in many cases, the Company's shares beneficially owned by a holder (a "Non-Registered Holder") are registered either:

     - in the name of an intermediary that the Non-Registered Holder deals with in respect of the shares. Intermediaries include banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

     - in the name of a depository (such as The Canadian Depository for Securities Limited or The Depository Trust Company) of which the intermediary is a participant.

     In accordance with Canadian securities law, we have distributed copies of the notice of meeting, this management information circular, the form of proxy and the annual report for the fiscal year ended December 31, 2004 (collectively, the "meeting materials") to the depositories and intermediaries for onward distribution to Non-Registered Holders.

     Intermediaries are required to forward meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Typically, intermediaries will use a service company (such as ADP Investor Communications ("ADP IC")) to forward the meeting materials to Non-Registered Holders.

     Non-Registered Holders who have not waived the right to receive meeting materials will receive either a voting instruction form or, less frequently, a form of proxy. The purpose of these forms is to permit Non-Registered Holders to direct the voting of the shares they beneficially own. Non-Registered Holders should follow the procedures set out below, depending on which type of form they receive.

     A. Voting Instruction Form. In most cases, a Non-Registered Holder will receive, as part of the meeting materials, a voting instruction form. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder's behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form. Voting instruction forms sent by ADP IC permit the completion of the voting instruction form by telephone or through the Internet at www.proxyvotecanada.com. If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder's behalf), the Non-Registered Holder must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to the Non-Registered Holder.

        or

     B. Form of Proxy. Less frequently, a Non-Registered Holder will receive, as part of the meeting materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of shares beneficially owned by the Non-Registered Holder but which is otherwise uncompleted. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder's behalf), the Non-Registered Holder must complete the form of proxy and deposit it with the Secretary of the Company as described above under "Appointment of Proxies". If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the Non-Registered Holder's behalf), the Non-Registered Holder must strike out the names of the persons named in the proxy and insert the Non-Registered Holder's (or such other person's) name in the blank space provided.

     Non-Registered Holders should follow the instructions on the forms they receive and contact their intermediaries promptly if they need assistance.

REVOCATION OF PROXIES

     A registered shareholder who has given a proxy may revoke the proxy by:

          A. completing and signing a proxy bearing a later date and depositing it with the Secretary of the Company as described above; or

          B. depositing an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing: (i) at our registered office at any time up to and including the last business day preceding the day of the meeting, or any adjournment of the meeting, at which the proxy is to be used, or (ii) with the chairman of the meeting on the day of the meeting or any adjournment of the meeting; or

          C. in any other manner permitted by law.

     A Non-Registered Holder may revoke a voting instruction form or a waiver of the right to receive meeting materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the intermediary at least seven days prior to the meeting.

VOTING OF PROXIES

     The management representatives designated in the enclosed form of proxy will vote or withhold from voting the shares for which they are appointed as proxy on any ballot that may be called for in accordance with the instructions of the shareholder as indicated on the proxy, and if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such direction, such shares will be voted by the management representatives FOR each of the resolutions as indicated in the discussion of each resolution below. The scrutineers appointed for the meeting will tabulate votes cast by proxy or in person at the meeting. The scrutineers at the meeting will include common shares that are present and entitled to vote but that abstain or are withheld from voting on a particular matter for purposes of determining the presence of a quorum but not for purposes of determining whether the required vote has been received for a particular matter. If a broker indicates on a proxy that such broker does not have discretionary authority to vote on a particular matter and has not received instructions from the beneficial owner, such shares will not be considered for purposes of determining the presence of a quorum or for the purposes of determining whether the required vote has been received.

     The form of proxy confers discretionary voting authority on those persons designated in the proxy with respect to amendments or variations to the resolutions identified in the notice of the meeting and with respect to other matters that may properly come before the meeting. Our management knows of no such amendment, variation or other matter to come before the meeting as of the date of this management information circular. However, if such amendments or variations or other matters properly come before the meeting, the management representatives designated in the form of proxy will vote the common shares represented thereby in accordance with their best judgment.

VOTING SHARES AND RECORD DATE

     On April 29, 2005, we had outstanding 70,485,916 common shares. Each holder of common shares of record at the close of business on May 12, 2005, the record date established for notice of the meeting, will, except as otherwise described, be entitled to one vote for each common share held on all matters proposed to come before the meeting or any adjournment thereof, except to the extent that the holder has transferred any common shares after the record date and the transferee of such shares establishes ownership of them and demands, not later than the close of business 10 days before the meeting, to be included in the list of shareholders entitled to vote at the meeting, in which case the transferee will be entitled to vote such shares.

     A quorum for the shareholder meeting will consist of at least two persons present in person and each entitled to vote at the meeting and holding at least 33 1/3% of our outstanding common shares.

                    BUSINESS TO BE CONDUCTED AT THE MEETING

APPROVAL OF THE COMPANY'S SHAREHOLDER RIGHTS PLAN

     We are asking shareholders to approve a shareholder rights plan which was adopted by our board of directors on March 4, 2005. Our previous shareholder rights plan expired in November 2004. The material terms of the shareholder rights plan are summarized below. The summary is qualified in its entirety by reference to the full text of the shareholder rights plan, which is attached to this management information circular as Appendix B.

  Background

     The rights plan is contained in an agreement dated as of March 4, 2005, between the Company and CIBC Mellon Trust Company. The primary objective of the rights plan is to provide our shareholders adequate time to properly assess the merits of a take-over bid without undue pressure, to allow competing bids to emerge and to allow our board of directors time to consider alternatives to enable shareholders to maximize the value of their shares. The rights plan encourages a potential acquirer to proceed either by way of a permitted bid, which requires the takeover bid to satisfy certain minimum standards designed to promote fairness, or with the concurrence of the board of directors.

  Rights

     One right has been issued and is attached to each of our outstanding common shares. One right will also be issued and attached to each common share issued after the adoption of the rights plan. The rights will separate from the common shares and become exercisable ten trading days after a person acquires, or commences a take-over bid to acquire, 20% or more of our common shares. A right only becomes exercisable upon the occurrence of a flip-in event, which is a transaction by which a person becomes an acquiring person and which otherwise does not meet the requirements of a permitted bid.

     When exercised, a right entitles each of our shareholders who is not then attempting to acquire control of the Company to purchase additional common shares at a substantial discount to market value. This purchase would cause substantial dilution to the person or group of persons attempting to acquire control of the Company, other than by way of a permitted bid. We anticipate that no acquiring person will be willing to risk such dilution and so will instead either make a take-over bid that is permitted by the rights plan or negotiate with our board of directors for a waiver of the rights plan. The rights will expire on the termination of the rights plan, unless redeemed before such time.

  Acquiring Person

     An acquiring person is generally a person who becomes the beneficial owner of 20% or more of our outstanding common shares. Under the rights plan, there are various exceptions, including:

     1. a person who acquires 20% or more of the outstanding common shares due to:

          - a reduction in the number of outstanding common shares due to acquisitions of common shares by us;

          - pro rata distributions of common shares by us;

          - the issuance of common shares pursuant to a public distribution provided that the purchaser does not purchase a percentage of the common shares offered under such distribution that is greater than the percentage beneficially owned prior to the public distribution; or

          - the issuance of common shares on an exempt private placement basis, subject to certain limits, including that the purchaser does not become the beneficial owner of more than 25% of our common shares outstanding immediately prior to the private placement; and

     2. underwriters who obtain our common shares for the purposes of a public distribution.

  Beneficial Ownership

     The thresholds for triggering the rights plan are based on the percentage of shares that are beneficially owned by a person. This is defined in terms of legal or equitable ownership of our common shares. In addition, a person is deemed to be the beneficial owner of our common shares in circumstances where that person, and its affiliates or associates and any other person acting jointly or in concert with such person, has a right to acquire our common shares within 60 days. There are various exceptions to this rule, including our common shares held by investment fund managers, trust companies acting in their capacities as trustees and administrators and pension plan administrators.

  Lock-Up Agreements

     A bidder may enter into lock-up agreements with our shareholders whereby such shareholders agree to tender their common shares to a takeover bid without the occurrence of a flip-in event. Any such lock-up agreement must:

     - permit the shareholder to withdraw the common shares to tender to another takeover bid or to support another transaction that exceeds the value of the original bid by as much or more than a specified amount, which specified amount may not be greater than 7% of the value of the original bid; and

     - not provide any break-up fees or termination penalties except within specified limits.

  Certificates and Transferability

     Before the separation time, the rights will be evidenced by the certificates for the common shares to which they are attached. Certificates issued after the date the plan was adopted bear a legend to that effect. Rights will not be transferable separately from the attached common shares before the separation time. From and after the separation time, the rights will be evidenced by rights certificates and will be transferable and traded separately from the common shares.

  Permitted Bid

     If a take-over bid is structured as a permitted bid, a flip-in event will not occur and the rights will not become exercisable. The requirements of a permitted bid include the following:

     - the take-over bid must be made to all shareholders by means of a take-over bid circular;

     - the take-over bid must not permit the bidder to take up any of our common shares that have been tendered to the take-over bid prior to the expiry of a period not less than 60 days after the take-over bid is made, and then only if at such time more than 50% of common shares held by the independent shareholders, being shareholders other than the bidder, its affiliates and persons acting jointly or in concert with such bidder, have been tendered to the take-over bid and not withdrawn;

     - the take-over bid must contain an irrevocable and unqualified provision that, unless it is withdrawn, common shares may be tendered at any time during the 60-day period referred to above and that any common shares deposited under the take-over bid may be withdrawn until they have been taken up and paid for; and

     - if more than 50% of our common shares held by independent shareholders are tendered to the take-over bid within the 60-day period, then the bidder must make a public announcement of that fact and the take-over bid must then remain open for an additional 10 business days from the date of such public announcement.

     The rights plan also allows a competing permitted bid to be made while a permitted bid is in existence. A competing permitted bid is a take-over bid that is made after a permitted bid has been made but prior to its expiry, and which satisfies all of the requirements of a permitted bid except that it may expire on the same date as the permitted bid, provided that the competing permitted bid is open for a minimum of 35 days.

     The requirements of a permitted bid and competing permitted bid enable our shareholders to decide whether the take-over bid or any competing permitted bid is adequate on its own merits, without being influenced by the likelihood that a take-over bid will succeed. Moreover, if there is sufficient support for a take-over bid such that at least 50% of our outstanding common shares have been tendered to it, a shareholder who has not yet tendered to that bid will have a further 10 business days in which to decide whether to withdraw his or her common shares from a competing take-over bid, if any, and whether to tender to the take-over bid.

  Waiver and Redemption

     Our board of directors may waive the application of the rights plan to a particular take-over bid or redeem the rights at a price of US$0.0001 per right in the following circumstances:

     - a waiver can only be given where a take-over bid is made by way of a take-over bid circular;

     - a waiver given in respect of one take-over bid constitutes an automatic waiver in respect of all other competing take-over bids;

     - a waiver may be given in the event of an acquisition of our common shares by any person over the 20% threshold, provided that such person has disposed of the excess shares at the time of the waiver and such acquisition was inadvertent and without any intention to cause a flip-in event; and

     - the rights are deemed to be redeemed upon the successful completion of a permitted bid or a competing permitted bid or a takeover bid for which the application of the rights plan has been waived.

     Our board of directors may, however, terminate the rights plan, with prior shareholder approval or approval of the holders of rights, in the case of termination after the separation time, at any time prior to the occurrence of a flip-in event by redeeming all of the rights that are then outstanding at a price of US$0.0001 per right.

  Termination

     The rights plan will expire at the meeting and every third anniversary after the meeting unless the continuation of the rights plan is approved by our shareholders at each such meeting.

  Board of Directors

     The rights plan does not detract from or lessen the duty of our board of directors to act honestly and in good faith with a view to the best interests of the Company. The board of directors, if a permitted bid is made, continues to have the duty and power to take such actions and make such recommendations to shareholders as are considered appropriate.

  Approvals Required

     Management of the Company is asking shareholders to pass Resolution 1, the full text of which is set out in Appendix A to this management information circular, to approve the shareholder rights plan. Our board of directors adopted the shareholder rights plan on March 4, 2005, subject to regulatory and shareholder approval. Approval of the shareholder rights plan by our shareholders is required by the Toronto Stock Exchange (the "TSX"). The affirmative vote of the majority of the votes cast at the meeting is required to approve the shareholder rights plan. THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE THE COMMON SHARES FOR WHICH THEY HAVE BEEN APPOINTED FOR THE APPROVAL OF THE SHAREHOLDER RIGHTS PLAN UNLESS THE SHAREHOLDER WHO HAS GIVEN SUCH PROXY DIRECTS OTHERWISE.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE SHAREHOLDER RIGHTS PLAN.

CONFIRMING AMENDMENTS TO BY-LAW 2002

     In order to comply with the listing requirements of the Nasdaq National Market System, our board of directors has found it necessary to amend section 51 of our by-laws, referred to as By-Law 2002, to increase the quorum at shareholders' meetings from not less than 20% to not less than 33 1/3% of the votes entitled to be cast at any such meeting. Rule 4350(f) of Nasdaq's Marketplace Rules requires that a Nasdaq listed company provide for a quorum of not less than 33 1/3% of the outstanding shares of a company's common stock. We had previously received an exemption from this rule because we are a New Brunswick corporation, however, this exemption will no longer be available to us after July 2005. The effect of the amendment is to ensure that a greater number of shareholders are represented at shareholder meetings before business may be conducted.

This may make it more difficult for us to achieve a quorum at meetings of our shareholders and may require us to adjourn a scheduled meeting to a later date if a quorum is not present.

     Management of the Company is asking shareholders to pass Resolution 2, the full text of which is set out in Appendix A to this management information circular, to confirm the amendment to By-Law 2002. Our board of directors approved the amendment to By-Law 2002 on April 19, 2005. The affirmative vote of the majority of the votes cast at the meeting is required to confirm the amendment to By-Law 2002. THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE THE COMMON SHARES FOR WHICH THEY HAVE BEEN APPOINTED FOR THE CONFIRMATION OF THE AMENDMENT TO BY-LAW 2002 UNLESS THE SHAREHOLDER WHO HAS GIVEN SUCH PROXY DIRECTS OTHERWISE.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE CONFIRMATION OF THE AMENDMENT TO BY-LAW 2002.

ELECTION OF DIRECTORS


     Our articles of continuance currently set the size of the board of directors at a minimum of one director and a maximum of fifteen directors. Presently, the size of our board of directors is set at seven directors. The table below sets out the name and place of residence of each of the individuals who are nominated for election as a director of the Company to hold office until the next annual meeting of our shareholders or until his successor is elected or appointed. The table also sets out the age of the nominee, the position with the Company that each nominee presently holds, the principal occupation of each nominee and the date on which each nominee was first elected or appointed as a director. See the section entitled "Security Ownership of Certain Beneficial Owners and Management" for the number of our common shares that are beneficially owned, directly or indirectly, or over which control or direction is exercised by each nominee. Information on each nominee's business experience during the past five years is included following the table. Our board of directors has an Audit Committee, a Corporate Governance Committee and a Compensation Committee. The members of such committees are indicated in the table below.



                                                                                                  DIRECTOR OF THE
NAME AND PLACE OF RESIDENCE              AGE   POSITION WITH THE COMPANY   PRINCIPAL OCCUPATION    COMPANY SINCE
---------------------------              ---   -------------------------   --------------------   ---------------
Elias Vamvakas.........................  46    Chairman of the Board of    President and Chief    May 1993
Ontario, Canada                                Directors                   Executive Officer of
                                                                           OccuLogix, Inc.
James C. Wachtman......................  44    Chief Executive Officer,    Officer of the         August 2004
Missouri, U.S.A.                               President and Director      Company
Thomas N. Davidson.....................  65    Director(1*)(2)(3)          Corporate Director     October 2000
Ontario, Canada
Warren S. Rustand......................  61    Director(1)(2)(3*)          Management             October 1997
Arizona, U.S.A.                                                            Consultant
Richard Lindstrom, M.D. ...............  57    Director                    Ophthalmologist        May 2002
Minnesota, U.S.A.
Toby S. Wilt...........................  60    Director(1)(2*)(3)          Corporate Director     January 2004
Tennessee, U.S.A.
Michael D. DePaolis, O.D...............  48    Director                    Optometrist            N/A
New York, U.S.A.


---------------

(1) Member of the Compensation Committee, * -- Chairman

(2) Member of the Corporate Governance Committee, * -- Chairman

(3) Member of the Audit Committee, * -- Chairman

     Set forth below is biographical information relating to the nominees for election to the board of directors of the Company.

     Elias Vamvakas, together with Dr. Jeffery J. Machat, co-founded the Company, where he has been the Chairman since 1994 and was our Chief Executive Officer from 1994 to July 2004. He has been the Chairman and Secretary of OccuLogix, Inc. since June 2003 and the Chief Executive Officer since July 2004. Prior to co-founding the Company in 1993, Mr. Vamvakas was the President of the Creative Planning Financial Group of Companies, a private provider of financial planning, benefits and pension plans.

     James C. Wachtman became our Chief Executive Officer and President in August 2004. Prior to that, Mr. Wachtman served as Chief Operating Officer of North America operations of LaserVision Centres Inc. ("LaserVision") from June 1996 to July 1998, and as President and Chief Operating Officer of LaserVision from August 1998 to May 2002 and as our President and Chief Operating Officer from May 2002 to August 2004. Prior to joining LaserVision, Mr. Wachtman was employed in various senior management positions by McGaw, Inc., a manufacturer of medical disposables.

     Thomas N. Davidson has been Chairman of NuTech Precision Metals Inc. and Chairman of Quarry Hill Group, a private investment holding company, since 1986. NuTech Precision Metals Inc. is a manufacturer of high performance metal fabrications for the health care, aerospace, high technology and chemical industries. Mr. Davidson is past Chairman of Hanson Chemical Inc., a supplier of janitorial cleaning products, General Trust and PCL Packaging Inc., a supplier of plastic packaging. He is on the board of CMA Holdings, Inc., a financial services firm, HMI Industries, Inc., a manufacturer of indoor air filtration systems, MDC Partners Inc., a marketing communications company, and Azure Dynamics Corporation, a developer and producer of electric commercial and military vehicles and systems.

     Warren S. Rustand has been a director of the Company since October 1997. Since October 2001, Mr. Rustand has been Chairman and Chief Executive Officer of Summit Capital Consulting. Mr. Rustand has also been a Strategic Partner of Harlingwood Capital Partners, a San Diego-based investment firm since January 2000. Mr. Rustand was the Chairman and Chief Executive Officer of Rural/Metro Corporation, a U.S. public company providing ambulance and fire protection services from 1996 to August 1998. Mr. Rustand was Chairman and Chief Executive Officer of The Cambridge Company Ltd., a merchant banking and management consulting company, from 1987 to 1997. From 1994 to 1997, Mr. Rustand was also the Chairman of 20/20 Laser Centers, Inc., which was acquired by us in 1997.

     Richard L. Lindstrom, M.D. has served as a director of the Company since May 2002 and, prior to that, as a director of LaserVision since November 1995. Since 1979, Dr. Lindstrom has been engaged in the private practice of ophthalmology and has been the President of Minnesota Eye Consultants P.A., a provider of eye care services, or its predecessor since 1989. In 1989, Dr. Lindstrom founded the Phillips Eye Institute Center for Teaching & Research, an ophthalmic research and surgical skill education facility, and he currently serves as the Center's Medical Director. Dr. Lindstrom has served as an Associate Director of the Minnesota Lions Eye Bank since 1987. He is a medical advisor for several medical device and pharmaceutical manufacturers. From 1980 to 1989, he served as a Professor of Ophthalmology at the University of Minnesota. Dr. Lindstrom received his M.D., B.A. and B.S. degrees from the University of Minnesota.

     Toby S. Wilt has been a director of the Company since January 2004. A Certified Public Accountant (inactive), Mr. Wilt currently sits on the boards of Outback Steakhouse, Inc., a restaurant chain, and 1st Source Corporation, a midwestern regional bank holding company that provides consumer and commercial banking services. His past directorships include C&S Sovran, a southeastern bank holding company, Genesco, Inc., a manufacturer and retailer of footwear and apparel, Titan Holdings, an insurance company, and First American Corporation, a regional bank holding company. Mr. Wilt is also the Chairman of privately held Christie Cookie Company, a manufacturer and distributor of baked food products.


     Michael D. DePaolis, O.D., is a co-founder and member of DePaolis and Ryan, OD, PC, a professional optometric corporation located in Rochester, NY, since 1995. He is a Fellow of the American Academy of Optometry and has been the Chief Optometric Editor of Primary Care Optometry News since 1995. Dr. DePaolis is an adjunct clinical professor of optometry at the Pennsylvania College of Optometry and is a Clinical Associate in the Department of Ophthalmology at the University of Rochester School of Medicine. He has served as a member of the Professional Advisory Panel for Refractive Surgery Services/Data-Site and served as a Visiting Professor at the L.V. Prasad Eye Institute in Hyderabad, India. Dr. DePaolis also serves on the editorial boards of Contact Lens Spectrum and Review of Optometry. He has also served as an FDA Clinical Investigator and participates in the FDA Speaker Bureau.



     The Business Corporations Act (New Brunswick) provides that each of our shareholders entitled to vote at an election of directors has cumulative voting rights. Such rights entitle a shareholder to cast a number of votes equal to the number of votes attached to the shares held by the shareholder multiplied by the number of directors to be elected. The shareholder may cast all such votes in favour of one candidate for director or distribute them among the candidates in any manner. If a shareholder has voted for more than one candidate without specifying the distribution of the shareholder's votes among the candidates, the shareholder shall be deemed to have distributed the shareholder's votes equally among the candidates for whom the shareholder voted, disregarding fractions. The seven nominees who receive the greatest number of votes cast for the election of directors will be elected as directors. If a shareholder wishes to distribute the shareholder's votes other than equally among the nominees for whom the shareholder has directed the proxy representatives designated in the enclosed form of proxy to vote, then the shareholder must do so personally at the meeting or by another proper form of proxy.


     Management of the Company does not contemplate that any of the proposed nominees will be unable to serve as a director, but, if that should occur for any reason prior to the meeting, the management representatives designated in the enclosed form of proxy reserve the right to vote for another nominee at their discretion unless a shareholder has specified in his or her proxy that his or her common shares are to be withheld from voting in the election of directors.

     THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED FORM OF PROXY INTEND TO CAST THE VOTES TO WHICH THE COMMON SHARES REPRESENTED BY SUCH PROXY ARE ENTITLED EQUALLY AMONG THE PROPOSED NOMINEES FOR ELECTION AS DIRECTORS, UNLESS THE SHAREHOLDER WHO HAS GIVEN SUCH PROXY HAS DIRECTED THAT SUCH SHARES BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE INDIVIDUALS NAMED ABOVE AS DIRECTORS.

APPOINTMENT OF AUDITORS

     Our board of directors proposes that Ernst & Young LLP be appointed as auditors of the Company until the next annual meeting of shareholders of the Company. Ernst & Young LLP have been our auditors since 1997. Representatives of Ernst & Young LLP are expected to attend our annual and special meeting, will be provided with an opportunity to make a statement, should they desire to do so, and will be available to respond to appropriate questions from our shareholders.

     The affirmative vote of the majority of the votes cast at the meeting at which a quorum is present is required to appoint Ernst & Young LLP as our auditors for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors. UNLESS OTHERWISE DIRECTED, THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THE ENCLOSED FORM OF PROXY INTEND TO VOTE THE COMMON SHARES FOR WHICH THEY HAVE BEEN APPOINTED FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR AUDITORS AND FOR THE AUTHORIZATION OF THE DIRECTORS TO FIX THE REMUNERATION TO BE PAID TO THE AUDITORS. If our shareholders do not approve the appointment of Ernst & Young LLP, our board of directors will reconsider their appointment.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR AUDITORS FOR THE ENSUING YEAR.

  Fees Billed by External Auditors

     Ernst & Young LLP billed us for the following fees in the last two fiscal years:

                                                               YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2003           2004
                                                              ------------   ------------
Fees for Audit Services.....................................    $647,203      $1,382,914
Fees for Audit-related Services.............................    $ 16,115      $   14,707
Fees for Tax Services.......................................    $ 75,000      $   50,000
All Other Fees..............................................    $ 15,000      $       --

     Audit fees for the financial years ended December 31, 2004 and 2003 were for professional services rendered for the audits of our consolidated financial statements, quarterly reviews of the consolidated financial statements included in our quarterly filings, consents, comfort letters, and statutory audits of the subsidiary financial statements. Fees for the audit services for the financial year ended December 31, 2003 include fees billed after April 29, 2004, the date of our management information circular in connection with our 2004 annual and special meeting of shareholders. Audit related fees for the financial years ended December 31, 2004 and 2003 were for services related to consultation in connection with management's documentation of internal controls. Fees for tax services for the financial years ended December 31, 2004 and 2003 were for services related to the dissolution of a subsidiary of the Company. All other fees for the financial year ended December 31, 2003 were related to insurance advisory services. We do not have any other services provided by Ernst & Young LLP other than those stated above.

  Pre-Approval Policies and Procedures

     All 2004 fees were approved in advance by the Audit Committee. All audit and non-audit services to be provided by Ernst & Young LLP are and will be pre-approved by the Audit Committee.

     Of the fees reported in this management information circular for 2004, none of the fees billed by Ernst & Young LLP were approved by the Audit Committee of our board of directors pursuant to the de minimis exception provided by Section
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X. The Audit Committee has concluded that the foregoing non-audit services did not adversely impact the independence of Ernst & Young LLP.

                               EXECUTIVE OFFICERS

     The following are brief summaries of the business experience during the past five years of each of our executive officers who are not directors:

     Steven P. Rasche, age 45, became our Chief Financial Officer and Treasurer in August 2004. Prior thereto, Mr. Rasche served as the Chief Financial Officer of Public Safety Equipment, Inc., a marketer of safety equipment from May 1996 to July 2004. He began his professional career in 1983 with Price Waterhouse, LLP (now PricewaterhouseCoopers, LLP) and later moved to United Van Lines, Inc. a household goods mover, where he progressed through a variety of financial leadership roles. Mr. Rasche is a Certified Public Accountant and holds a Bachelors of Science degree in Accounting from the University of Missouri-Columbia and a Master of Business Administration Degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

     Brian L. Andrew, age 53, became our General Counsel and Secretary in February 2005. Prior thereto, Mr. Andrew was the Chair of the Health Law Practice Group and a member in the St. Louis, Missouri office of Husch & Eppenberger, LLC, a large multi-office law firm. Mr. Andrew has also served as Assistant Counsel to the American Optometric Association and Associate General Counsel for MetLife HealthCare Management Corporation. He holds an undergraduate degree from the University of Missouri-Columbia, a Masters degree from Webster University and a law degree from the St. Louis University School of Law.

     William P. Leonard, age 40, was appointed as our President, Refractive Surgical Services in October 2004. Prior to that, he was our Executive Vice President, Refractive and prior to 1999, he served as a Regional General Manager. Prior to joining us in 1997, Mr. Leonard was a Site Manager of 20/20 Laser Centers, Inc. from 1995 to February 1997. From 1990 to 1995, Mr. Leonard was a Territory Manager for Wesley Jessen Corporation, a division of Schering-Plough Corp., a research-based pharmaceuticals company.

     James B. Tiffany, age 48, was appointed as President of Midwest Surgical Services (MSS), a subsidiary of the Company, in August 2003. Prior to that Mr. Tiffany served as Vice President of Sales and Marketing of LaserVision from January 1999 to July 2000 and General Manager of MSS from July 2000 to August 2003. Mr. Tiffany received his undergraduate degree from Arizona State University and a Master of Business Administration Degree from Washington University in St. Louis, Missouri.

                     INFORMATION ON EXECUTIVE COMPENSATION

     The following table sets forth all compensation earned during the fiscal year ended May 31, 2002, during the seven-month period ended December 31, 2002 and during the fiscal years ended December 31, 2003 and 2004 by each person who served as our Chief Executive Officer during the year ended December 31, 2004, by B. Charles Bono who served as our Chief Financial Officer until August 2004 and by our four highest paid executive officers who were serving as executive officers at the end of the fiscal year ended December 31, 2004 and whose annual salary and bonus exceeded $150,000 for the fiscal year ended December 31, 2004, referred to as our named executive officers.

                           SUMMARY COMPENSATION TABLE

                                                           ANNUAL COMPENSATION(2)           LONG-TERM
                                                       ------------------------------      COMPENSATION
                                                         SALARY FOR       BONUS FOR     ------------------
                                                         THE FISCAL      THE FISCAL       COMMON SHARES
NAME AND                                                    YEAR            YEAR        UNDERLYING OPTIONS    ALL OTHER
PRINCIPAL POSITION              FISCAL YEAR ENDED(1)        ($)              ($)               (#)           COMPENSATION
------------------              --------------------   --------------   -------------   ------------------   ------------
Elias Vamvakas................  December 31, 2004         366,667(3)       366,667(3)         15,000(4)              --
  Chief Executive Officer       December 31, 2003         375,000          337,500(5)         51,000(6)              --
  (until August 13, 2004)       December 31, 2002         218,750           93,750(7)        125,000(8)              --
                                May 31, 2002              384,468               --           180,000                 --

James C. Wachtman.............  December 31, 2004         354,000(9)       350,000            33,000(4)              --
  Chief Executive Officer       December 31, 2003         334,375          204,000            72,500                 --
  and President                 December 31, 2002         189,583           47,396                --                 --
                                May 31, 2002(10)(11)       14,852               --                --                 --

B. Charles Bono...............  December 31, 2004         272,588(12)           --                --          1,212,909(15)
  Chief Financial Officer       December 31,              255,625          113,594            61,000                 --
                                2003(13)
  (until August 2004)           December 31,              140,000           37,500                --                 --
                                2002(13)
                                May 31, 2002(10)(11)       10,968               --                --                 --

Steven P. Rasche..............  December 31, 2004          91,269(14)       63,000            80,000(4)              --
  Chief Financial Officer

Robert W. May.................  December 31, 2004         274,303               --                --          1,193,109(15)
  General Counsel and           December 31,              258,546          105,367            51,000                 --
                                2003(13)
  Secretary                     December 31,              148,750           39,844                --                 --
                                2002(13)
                                May 31, 2002(10)(11)       11,653               --                --                 --

William P. Leonard............  December 31, 2004         232,379          146,250            27,000(4)              --
  President, Refractive         December 31, 2003         203,637          122,220            70,000                 --
  Surgical Services             December 31, 2002         117,925           26,979                --                 --
                                May 31, 2002              161,070           38,900            14,000                 --

James B. Tiffany..............  December 31, 2004         220,790          107,120            27,500(4)              --
  President of MSS              December 31, 2003         196,059           20,800            58,000                 --
                                December 31, 2002         117,716           44,832                --                 --
                                May 31, 2002(10)(11)        9,221               --                --                 --

---------------

 (1) We changed our fiscal year-end from May 31 to December 31 effective June 1, 2002. Accordingly, executive compensation is presented for both the fiscal year (twelve months) ended May 31, 2002 and the transition period (seven months) ended December 31, 2002.

 (2) None of the named executive officers had perquisites and personal benefits exceeding the lesser of $50,000 and 10% of his total salary and bonus.

 (3) Mr. Vamvakas was our Chief Executive Officer until August 13, 2004. Since that time Mr. Vamvakas has served as Chairman and Chief Executive Officer of OccuLogix, Inc. (formerly Vascular Sciences Corporation) ("OccuLogix"), our subsidiary which completed its initial public offering on December 16, 2004. Mr. Vamvakas' salary and bonus for 2004 includes $116,667 of salary and $116,667 of bonus paid by OccuLogix.

 (4) See the information under "-- Options Granted During the Fiscal Year Ended December 31, 2004" below.

 (5) Mr. Vamvakas earned performance bonuses based on the objectives described under "-- Employment Contracts -- Mr. Elias Vamvakas."

 (6) As Executive Chairman and Director of OccuLogix, Mr. Vamvakas also received 4,583 fully exercisable options to purchase OccuLogix common stock at an exercise price of $1.30 and 500,000 options that are fully exercisable to purchase OccuLogix common stock at an exercise price of $0.99.

 (7) Mr. Vamvakas initially received a $37,500 bonus for the year ended December 31, 2002. The Compensation Committee increased this amount by $56,250 to a total of $93,750 on May 29, 2003.

 (8) Represents options reissued at Cdn.$13.69 per share which replaced options surrendered at Cdn.$20.75 per share.

 (9) Mr. Wachtman served as our President and Chief Operating Officer until August 13, 2004. Since then he has been our Chief Executive Officer and President.

(10) Messrs. Wachtman, Bono, May and Tiffany became officers of the Company on May 15, 2002. Prior to that date, Messrs. Wachtman, Bono, May and Tiffany were officers of LaserVision. Compensation for the fiscal year ended May 31, 2002 is based on the 17-day period from May 15 to 31, 2002.

(11) We did not make any option grants to Messrs. Wachtman, Bono, May and Tiffany during the periods indicated; however, options to purchase shares of LaserVision common stock held by these officers were converted to options to purchase our common shares in connection with the merger based on the exchange ratio of 0.95 common shares for each share of LaserVision common stock. These options included a grant made to each of Messrs. Wachtman, Bono, and May by LaserVision during the twelve month period ended May 31, 2002 to purchase 150,000, 90,000 and 90,000 shares of LaserVision common stock, respectively, with an exercise price of $3.45, an expiration date of June 15, 2008, and a grant date present value of $1.77 per share calculated using the Black-Scholes model.

(12) Mr. Bono served as our Chief Financial Officer until August 2004.

(13) On May 15, 2003, Mr. Bono and Mr. May received bonuses for their first year of employment with us representing 25% of their compensation. The amounts shown for the periods ended December 31, 2002 and December 31, 2003 represent the amounts paid in 2003 and 2004, respectively.

(14) Mr. Rasche became our Chief Financial Officer in August 2004.

(15) The amounts shown represent accrued severance under the terms of employment contracts.

     The following table sets forth the individual grants of Company stock options for the fiscal year ended December 31, 2004 to the named executive officers.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                       INDIVIDUAL GRANTS                                   POTENTIAL REALIZABLE
                           ------------------------------------------                        VALUE AT ASSUMED
                                                                                          ANNUAL RATES OF STOCK
                                         PERCENT OF                                       PRICE APPRECIATION FOR
                           NUMBER OF       TOTAL                                               OPTION TERM
                           SECURITIES     OPTIONS                                         ----------------------
                           UNDERLYING    GRANTED TO                                           5%          10%
                            OPTIONS     EMPLOYEES IN                                      ----------   ---------
NAME                        GRANTED     FISCAL YEAR    EXERCISE PRICE   EXPIRATION DATE       $            $
----                       ----------   ------------   --------------   ---------------   ----------   ---------
Elias Vamvakas...........    15,000         1.5%           $10.42       Dec. 13, 2009        43,183      95,423
James C. Wachtman........    33,000         3.2%           $10.42       Dec. 13, 2009        95,002     209,930
B. Charles Bono..........        --          N/A              N/A       N/A                      --          --
Steven P. Rasche.........    50,000         7.9%           $10.80       July 19, 2009       149,192     329,675
Steven P. Rasche.........    30,000                        $10.42       Dec. 13, 2009        86,366     190,845
Robert W. May............        --          N/A              N/A       N/A                      --          --
William P. Leonard.......    27,000         2.7%           $10.42       Dec. 13, 2009        77,729     171,761
James B. Tiffany.........    27,000         2.7%           $10.42       Dec. 13, 2009        77,729     171,761
James B. Tiffany.........       500                        $11.47       Apr. 1, 2009          1,584       3,501

---------------

(1) The options granted to Mr. Vamvakas are fully exercisable on the first anniversary of the date of grant. Each other option is exercisable with respect to 25% of the total number of shares underlying the option on each of the first, second, third and fourth anniversaries of the date of grant.

     The following table sets forth all of the Company stock options exercised by our named executive officers during the fiscal year ended December 31, 2004 and the total number of shares underlying unexercised stock options of our named executive officers and their dollar value at the end of the fiscal year ended December 31, 2004:

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                                NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-
                                                               UNDERLYING UNEXERCISED        THE-MONEY OPTIONS AT
                       SHARES ACQUIRED ON   VALUE REALIZED   OPTIONS AT FISCAL YEAR END       FISCAL YEAR END(1)
                            EXERCISE              $          (EXERCISABLE/UNEXERCISABLE)  (EXERCISABLE/UNEXERCISABLE)
                       ------------------   --------------   ---------------------------  ---------------------------
Elias Vamvakas.......            --                   --           102,750/143,250             $764,842/$990,248
James C. Wachtman....       502,500            1,679,180           370,625/87,375             $2,505,973/$410,888
B. Charles Bono......       528,500            2,171,865              --/45,500                   --/$347,235
Steven P. Rasche.....            --                   --              --/80,000                      --/--
Robert W. May........       513,000            2,059,612           297,750/38,250             $2,276,470/$314,310
William P. Leonard...        34,000              180,665            26,000/83,000              $177,240/$402,475
James B. Tiffany.....       133,000              278,325            38,200/71,000              $286,764/$336,120

---------------

(1) Value is based upon the closing price of our common shares on the Nasdaq National Market System on December 31, 2004, which was $10.42.

EMPLOYMENT CONTRACTS

  Elias Vamvakas

     We entered into an employment contract with Mr. Elias Vamvakas on January 1, 1996. Mr. Vamvakas was Chief Executive Officer of the Company until August 2004. He continues to serve as the Chairman of our board of directors. The employment agreement was terminated when he resigned as our Chief Executive Officer and Mr. Vamvakas has entered into a new employment agreement with OccuLogix. The employment agreement with us, as amended, provided that Mr. Vamvakas would receive a base salary of $375,000 per year and the potential to receive a bonus equal to up to 100% of his base salary if certain criteria were met.

     Mr. Vamvakas' contract provided for the payment of a cash bonus of up to $375,000. Mr. Vamvakas' bonus was based, in part, on the Company's achieving certain levels of budgeted earnings before interest, income taxes, and depreciation and amortization, budgeted earnings per share and budgeted cash flow. These financial targets were the basis for 85% of Mr. Vamvakas' bonus and the remaining 15% was at the discretion of the board of directors. If the Company only achieved 80% of the budgeted financial target, Mr. Vamvakas was entitled to a partial bonus with respect to such target. Based on our financial performance in 2004, Mr. Vamvakas was entitled to 100% of the performance bonus for 2004. He received an amount pro rated for the months of January to August 2004, to reflect the length of his employment with us in 2004.

     Mr. Vamvakas' severance agreement provides that he will receive $100,000 per annum for his service as Chairman of our board of directors. In addition, we have guaranteed payment of Mr. Vamvakas' severance should he be terminated by OccuLogix without just cause. We are responsible for his entire severance should the termination occur prior to August 31, 2006 and for a pro-rata portion, declining ratably on a monthly basis, should the termination occur between September 1, 2006 and August 31, 2008.

  James C. Wachtman

     In connection with the merger with LaserVision, we entered into an employment contract with Mr. James C. Wachtman providing for his employment as our President and Chief Operating Officer. The term of the agreement is two years commencing on May 15, 2002 with automatic two-year renewals unless otherwise terminated by the parties. The base annual salary under the agreement was, effective January 1, 2003, $340,000, with minimum annual increases equal to the increase of the U.S. Consumer Price Index. Effective August 2004, the base annual salary is $375,000 to reflect his employment as our President and Chief Executive Officer.

     Mr. Wachtman's compensation also included, effective January 1, 2004, an annual bonus of up to 80% of his salary upon the attainment of specified performance goals. Mr. Wachtman's bonus is based, in part, on the Company's achieving certain levels of budgeted earnings before interest, income taxes, and depreciation and amortization, budgeted earnings per share and budgeted cash flow. These financial targets are the basis for 80% of Mr. Watchman's bonus and the remaining 20% is at the discretion of the board of directors. If the Company only achieves 80% of the budgeted financial target, Mr. Watchman is entitled to a partial bonus with respect to such target. Effective August 2004, he became entitled to an annual bonus of up to 100% of his salary. Financial targets are the basis of 85% of his bonus and the remaining 15% is at the discretion of the board of directors.

     The agreement provides for severance payments equal to two times Mr. Wachtman's annual base salary plus bonus in the event of Mr. Wachtman's death, termination of his employment without cause or Mr. Wachtman's resignation for specified reasons. Among these reasons, Mr. Wachtman may terminate his employment with us upon at least 90 days' written notice in the event of a material adverse change in his job responsibilities following a change of control of the Company. If Mr. Wachtman's employment is terminated by us without cause after expiration of the initial two-year term of the agreement, he will be entitled to receive a severance payment equal to the greater of: (i) two times his annual base salary plus bonus, or (ii) an amount calculated by reference to the longest time period to be used for purposes of calculating severance that Elias Vamvakas, as Chief Executive Officer, was entitled to receive at any time during the term of the agreement. Additionally, the agreement provides for termination upon payment of six months salary and bonus in the event of disability.

  B. Charles Bono III

     In connection with the merger with LaserVision, we entered into an employment agreement with Mr. B. Charles Bono III providing for his employment as our Chief Financial Officer. Mr. Bono resigned in August 2004, at which time, the agreement was terminated. The base annual salary was $240,000, with minimum annual increases equal to the increase of the U.S. Consumer Price Index. Mr. Bono's compensation also included an annual bonus of up to 50% of his base salary upon the attainment of specified performance goals, provided that Mr. Bono would receive a guaranteed bonus of at least 25% of his base salary for the first year of his employment.

     The employment agreement also provided for full vesting and immediate exercisability for each Company stock option received in exchange for LaserVision options or warrants as a result of the merger. Additionally, the agreement provided for severance payments equal to three times Mr. Bono's annual base salary plus bonus in the event of Mr. Bono's death, termination of his employment without cause or Mr. Bono's resignation within 18 months of the closing date of the merger, or for specified reasons. Pursuant to an amendment dated September 30, 2003, the period of time during which Mr. Bono could resign and be entitled to that severance payment was extended to November 15, 2004. Mr. Bono received severance payments of $1,040,209 in 2004 and will receive an additional $172,700 through September 2006.

  Steven P. Rasche

     We entered into an employment agreement with Steven P. Rasche on July 1, 2004, providing for his employment as our Chief Financial Officer. The term of the agreement is two years commencing on July 14, 2004 with automatic one-year renewals unless otherwise terminated by the parties. The base annual salary is $210,000. Mr. Rasche is also entitled to receive options under our stock option plan. Mr. Rasche's compensation also includes an annual bonus of up to 50% of his annual salary based on his personal performance and the financial performance of the Company as a whole.

     Mr. Rasche's employment may be terminated for just cause, as defined in the agreement. If terminated for other than just cause, Mr. Rasche will be entitled to receive 12 months' base salary plus an additional month of salary for each year worked following the second anniversary of the effective date of the agreement to a maximum of six additional months of salary.

     The agreement contains change of control provisions that provide, among other things, that Mr. Rasche may voluntarily terminate his employment with us within twelve months following a change of control and would be entitled to 12 months' base salary on termination.

     Mr. Rasche's agreement also contains non-competition and non-solicitation covenants which run for a minimum of one year following his employment and prohibit Mr. Rasche from engaging in or having a financial interest in, or permitting the use of his name by, an entity engaged in the refractive laser corrective surgery business or which competes with us. The agreement also prohibits him from employing any of our employees or soliciting any of our patients during the same time period. Additionally, the agreement contains confidentiality covenants preventing Mr. Rasche from disclosing confidential or proprietary information relating to the Company at any time during or after his employment.

  Robert W. May

     In connection with the merger with LaserVision, we entered into an employment agreement with Mr. Robert W. May, J.D., our General Counsel and Secretary. Mr. May retired at the end of 2004, at which time, the agreement was terminated. Mr. May's base annual salary was $255,000, with minimum annual increases equal to the increase of the U.S. Consumer Price Index. His compensation also included an annual bonus of up to 50% of his base salary upon the attainment of specified performance goals, provided that Mr. May would receive a guaranteed bonus of at least 25% of his base salary for the first year of his employment.

     The employment agreement also provided for full vesting and immediate exercisability for each Company stock option received in exchange for LaserVision options or warrants as a result of the merger. Additionally, the agreement provided for severance payments equal to three times Mr. May's annual base salary plus bonus in the event of Mr. May's death, termination of his employment without cause or Mr. May's resignation within 18 months of the closing date of the merger or for specified reasons. Pursuant to an amendment dated September 30, 2003, the period of time during which Mr. May could resign and be entitled to that severance payment was extended to November 15, 2004. During the first quarter of 2005, Mr. May received his entire severance of $1,193,109.

  William P. Leonard

     We entered into an employment contract with Mr. William P. Leonard, who is our President for Refractive Surgical Services. The term of the agreement is three years commencing on June 1, 2000 with automatic one year renewals unless otherwise terminated by the parties. The base annual salary under the employment agreement, effective January 1, 2004, is $225,000 with an annual review of salary increases by the Company based on the discretion of the board of directors. Mr. Leonard is also entitled to receive options under our stock option plan. Effective January 1, 2004, Mr. Leonard's compensation also includes an annual bonus of up to 50% of his annual salary based on Mr. Leonard's personal performance and the financial performance of the Company as a whole.

     Mr. Leonard's employment may be terminated for just cause, as defined in the agreement. If terminated for other than just cause, Mr. Leonard will be entitled to receive 12 months' base salary plus an additional month of salary for each year worked following the third anniversary of the effective date of the agreement to a maximum of six additional months of salary.

     The agreement contains change of control provisions that provide, among other things, that Mr. Leonard may voluntarily terminate his employment with us within six months following a change of control and would be entitled to 12 months' base salary on termination.

     Mr. Leonard's agreement also contains non-competition and non-solicitation covenants which run for a minimum of one year following his employment and prohibit Mr. Leonard from engaging in or having a financial interest in, or permitting the use of his name by, an entity engaged in the refractive laser corrective surgery business or which competes with the Company. The agreement also prohibits him from employing any of our employees or soliciting any of our patients during the same time period. Additionally, the agreement contains confidentiality covenants preventing Mr. Leonard from disclosing confidential or proprietary information relating to the Company at any time during or after his employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 2004, the Compensation Committee of our board of directors was comprised of Messrs. Davidson and Rustand and Drs. Lindstrom and Sullins.

     LaserVision, one of our subsidiaries, has a limited partnership agreement with Minnesota Eye Consultants for the operation of one of its roll-on/roll-off mobile systems. Dr. Lindstrom is the President of Minnesota Eye Consultants. LaserVision is the general partner and owns 60% of the partnership. Minnesota Eye Consultants, P.A. is a limited partner and owns 40% of the partnership. Under the terms of the partnership agreement, LaserVision receives a revenue-based management fee from the partnership. Subsequent to the acquisition of LaserVision, we received $0, $48,000 and $21,000 in management fees from the partnership for the year ended December 31, 2004 and 2003 and the transitional period ended December 31, 2002, respectively. In 2004, Dr. Lindstrom also received a total of $170,000 in compensation from us in his capacity as the medical director of the Company and LaserVision and as a consultant to LaserVision and Midwest Surgical Services, a cataract services provider and wholly owned subsidiary of LaserVision.

     In September 2000, LaserVision entered into a five-year agreement with Minnesota Eye Consultants to provide laser access. LaserVision paid $6.2 million to acquire five lasers and the exclusive right to provide laser access to Minnesota Eye Consultants. LaserVision also assumed leases on three of the five lasers acquired. The transaction resulted in a $5.0 million intangible asset recorded as deferred contract rights that will be amortized over the life of the agreement. Subsequent to the acquisition of LaserVision, we received revenue of $1.4 million, $1.2 million and $0.6 million as a result of the agreement for the years ended December 31, 2004 and 2003 and the transitional period ended December 31, 2002, respectively.

     Dr. Lindstrom also serves as a director of OccuLogix. Dr. Lindstrom received options to purchase 25,000 OccuLogix common shares at an exercise price of $12.00 per share in 2004 in conjunction with the OccuLogix IPO. The options issued to Dr. Lindstrom vest over three years and expire ten years from the date of grant. Dr. Lindstrom received $9,000 for the year ended December 31, 2004 as cash compensation for service as an outside director of OccuLogix.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

     Our corporate philosophy on compensation is that compensation should be tied to an individual's performance and to the performance of the Company as a whole. We believe that executive officers who make a substantial contribution to the long-term success of the Company and its subsidiaries are entitled to participate in that success.

     The compensation of our executive officers, including our named executive officers, is comprised of base salary, cash bonuses and long-term incentives in the form of Company stock options. We do not have an executive pension plan.

     We were incorporated in 1993 and operated in an emerging market. Consequently our board of directors initially placed considerable emphasis upon stock options as an incentive in determining executive compensation in order to align the interests of the executive officers with the long-term interests of our shareholders. As the Company matures, there has been less emphasis placed upon stock options as an incentive for executives.

     Our board of directors administers our stock option plan. The purpose of the stock option plan is to advance the interests of the Company by:

     - providing directors, officers, employees and other eligible persons with additional incentive;

     - encouraging stock ownership by eligible persons;

     - increasing the proprietary interests of eligible persons in the success of the Company;

     - encouraging eligible persons to remain with the Company or its affiliates; and

     - attracting new employees, officers or directors to the Company or its affiliates.

     In determining whether to grant options and how many options to grant to eligible persons under our stock option plan, consideration is given to each individual's past performance and contribution to the Company as well as that individual's expected ability to contribute to the Company in the future.

  Compensation of Chief Executive Officer

     During the fiscal year ended December 31, 2004, Mr. Vamvakas, our Chief Executive Officer until August 2004 and Chairman of the Board of Directors, continued to provide the leadership and strategic direction that has enabled us to diversify our product offering and "right size" the business to reflect current economic conditions in the North American marketplace. Mr. Wachtman served as our Chief Executive Officer and President from August 2004. The Chief Executive Officer is evaluated on the following: leadership; strategic planning; financial results; succession planning; human resources; communications; external relations; and board and shareholder relations.

     The base compensation paid to Mr. Vamvakas during the fiscal year ended December 31, 2004 was set by his employment agreement described under "Employment Contracts". In addition, as provided in his employment agreement, Mr. Vamvakas was entitled to receive a cash performance bonus of up to $300,000 if the Company achieved certain financial results and up to $75,000 in the discretion of the board of directors. Based on our financial performance in 2004, Mr. Vamvakas received a bonus of $250,000 as Chief Executive Officer of the Company. This amount is pro rated for the months of January to August 2004, to reflect the length of Mr. Vamvakas' employment with us. See "Summary Compensation Table" for further information on the compensation paid to Mr. Vamvakas in the last three fiscal years.

     The base compensation paid to Mr. Wachtman during the fiscal year ended December 31, 2004 was set by his employment agreement described under "Employment Contracts". In addition, as provided in his employment agreement, Mr. Wachtman was entitled to receive a cash performance bonus of up to $300,000 if the Company achieved certain financial results and up to $75,000 in the discretion of the board of directors. Based on our financial performance in 2004, Mr. Wachtman received a bonus of $350,000. This amount is pro rated for the months of January to August 2004, to reflect the length of Mr. Wachtman's employment with us as Chief Operating Officer and the months of September to December to reflect his employment as Chief Executive Officer. See "Summary Compensation Table" for further information on the compensation paid to Mr. Wachtman in the last three fiscal years.

     The foregoing report is submitted by the Compensation Committee.

Thomas N. Davidson    Warren S. Rustand    Toby S. Wilt    Dr. Richard Lindstrom

                               PERFORMANCE GRAPH

     The information contained in this Performance Graph section shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

     The following graph shows the cumulative total shareholder return (assuming reinvestment of dividends) from May 31, 2000 through the fiscal year ended December 31, 2004 compared to the cumulative total return on the S&P/TSX Composite Index and the Nasdaq Health Services Stocks Index.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
          AMONG TLC VISION CORPORATION, THE S & P/TSX COMPOSITE INDEX
                      AND THE NASDAQ HEALTH SERVICES INDEX

                                      LOGO

-----------------------------------------------------------------------------------
                       5/31/00   5/31/01   5/31/02   12/31/02   12/31/03   12/31/04
-----------------------------------------------------------------------------------
 TLC Vision
  Corporation          $100.00   $65.57    $40.79    $ 13.78    $ 86.95    $136.79
 S&P/TSX Composite
  Index                $100.00   $89.33    $85.18    $ 74.46    $ 94.36    $108.02
 Nasdaq Health
  Services Stocks
  Index                $100.00   $107.92   $115.03   $102.72    $130.27    $152.49

COMPENSATION OF DIRECTORS

     Directors who are not executive officers of the Company are entitled to receive an attendance fee of $2,500 in respect of each board meeting attended in person, $1,000 in respect of each committee meeting attended in person and $500 in respect of each meeting attended by phone. Directors also receive an annual fee of $15,000. Non-executive directors are reimbursed for out-of-pocket expenses incurred in connection with attending meetings of the board of directors. In addition, outside directors are entitled to receive options to acquire common shares under our stock option plan based on the performance of the Company. As a medical director, Dr. Lindstrom was granted options to acquire 20,000 common shares at an exercise price of $1.16 in January 2003 and 15,000 common shares at an exercise price of $6.10 in December 2003. All other directors were granted options to acquire 5,000 common shares at an exercise price of $1.16 in January 2003, 10,000 common shares at an exercise price of $6.10 in December 2003, and 10,000 common shares at an exercise price of $10.42 in December 2004. The chair of each of the Audit, Compensation and Corporate Governance Committees also receives an annual fee of $5,000.

                   STATEMENT OF CORPORATE GOVERNANCE POLICIES

     The Toronto Stock Exchange ("TSX") has adopted 14 guidelines for effective corporate governance (the "Guidelines"). The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and evaluation of board members. Companies whose securities are listed on the TSX are required to annually disclose how their governance practices conform or depart from the Guidelines, but conforming to the Guidelines is not itself a requirement of listing.

MANDATES OF THE BOARD OF DIRECTORS AND MANAGEMENT

     The mandate of the board of directors is to supervise the management of our business and affairs and to act with a view to the best interests of the Company. The role of the board of directors focuses on governance and stewardship rather than on the responsibility of management to run our day-to-day operations. Its role is to set corporate direction, assign responsibility to management for achievement of that direction, define executive limitations and monitor performance against those objectives and executive limitations.

     Our board of directors has developed position descriptions for the Chair of the Board and for our Chief Executive Officer. Responsibilities of the Chair of the Board include providing overall leadership to the board of directors, assuming primary responsibility for the operation and functioning of the board of directors, ensuring compliance with the governance policies of the board of directors and taking a leadership role in ensuring effective communication and relationships between the Company, shareholders, stakeholders and the general public.

     Responsibilities of the Chief Executive Officer include the development and recommendation of corporate strategies and business and financial plans for approval of the board of directors, managing the operations of the business in accordance with the strategic direction set by the board of directors, reporting management and performance information to the board of directors and developing a list of risk factors and informing the board of directors of the mechanisms in place to address those risks.

     When the Chief Executive Officer also holds the position of Chair of the Board, the board of directors may elect a non-executive Vice Chair or lead director. In May 2004, Dr. Sullins was appointed Chair of the executive sessions of the board of directors, described below, for a term of one year. Dr. Sullins passed away on February 6, 2005.

COMPOSITION OF THE BOARD OF DIRECTORS


     Our board of directors is currently comprised of six individuals, with seven individuals nominated for election as directors at the meeting. The board believes that Messrs. Davidson, Wilt, and Rustand are unrelated directors and that Messrs. Vamvakas and Wachtman and Dr. Lindstrom are related directors, within the meaning of the TSX Guidelines. The board believes that Dr. DePaolis will be an unrelated director within the meaning of the TSX Guidelines upon his election to the board of directors. The board also believes that Messrs. Davidson, Wilt and Rustand are independent directors, and that Dr. DePaolis will be an independent director upon his election, under the guidelines proposed by the Canadian securities regulatory authorities and under the current listing standards of the Nasdaq National Market System.


     An unrelated director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of the Company, other than interests and relationships arising from shareholding. As described under "Certain Relationships and Related Party Transactions", Mr. Rustand provided some consulting services to us during the fiscal year ended May 31, 2002. The board of directors has considered the services provided by Mr. Rustand and the remuneration received by him and has concluded that Mr. Rustand continues to be an unrelated and independent director. We do not have a significant shareholder, since there is no person who has the ability to exercise a majority of the votes attached to our outstanding shares for the election of directors. There were eleven meetings of the board of directors in the fiscal year ended December 31, 2004. Each of the meetings was attended by all of the directors who were members of the board of directors at the time of such meeting. In addition to attending board and applicable committee meetings, our unrelated directors meet regularly in executive sessions independent of management to discuss our business and affairs. We do not have a formal process in place for the orientation and education of new directors but the Company and the board of directors do take steps to educate new directors upon their appointment or election to the board of directors.

     During 2003, the Corporate Governance Committee reviewed the compensation of our directors and recommended the current levels.

BOARD COMMITTEES

     Our board of directors has established three committees: the Audit Committee, the Compensation Committee and the Corporate Governance Committee. The following is a brief description of each committee and its composition.


     The Audit Committee currently consists of Messrs. Rustand, Davidson and Wilt, all of whom are unrelated directors. The Audit Committee is responsible for the engagement, compensation and oversight of our independent auditors and reviews with them the scope and timing of their audit services and any other services they are asked to perform, their report on the accounts of the Company following the completion of the audit and our policies and procedures with respect to internal accounting and financial controls. The Audit Committee reports its findings with respect to such matters to the board of directors. During the fiscal year ended December 31, 2004, there were ten meetings of the Audit Committee. The Audit Committee operates under the Audit Committee Charter adopted by the board of directors. See "Audit Committee Report" below.



     During the fiscal year ended December 31, 2004, the Compensation Committee consisted of Messrs. Davidson and Rustand and Drs. Lindstrom and Sullins. The Compensation Committee is responsible for the development of compensation policies and makes recommendations on compensation of executive officers to the Corporate Governance Committee for approval of the board of directors. There were four meetings of the Compensation Committee relating to the fiscal year ended December 31, 2004. See "Information on Executive
Compensation -- Compensation Committee Report on Executive Compensation" above.


     During the fiscal year ended December 31, 2004, the Corporate Governance Committee consisted of Dr. Sullins and Messrs. Davidson, Klobnak and Wilt all of whom were unrelated directors except Mr. Klobnak and Dr. Sullins. The Corporate Governance Committee operates under a written charter established by our board of directors pursuant to which it has been charged with responsibility for:

     - developing and monitoring the effectiveness of the Company's system of corporate governance;

     - establishing procedures for the identification of new nominees to the board of directors and leading the candidate selection process;

     - developing and implementing orientation procedures for new directors;

     - assessing the effectiveness of directors, the board of directors as a whole and the various committees of the board of directors;

     - ensuring appropriate corporate governance and proper delineation of the roles, duties and responsibilities of management, the board of directors and its various committees; and

     - assisting the board of directors in setting the objectives for our Chief Executive Officer and evaluating his or her performance.

     For purposes of identifying potential candidates to serve on our board of directors, the Corporate Governance Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential candidates, but in general, expects qualified candidates will have personal and professional integrity, demonstrated ability and judgment and ample business experience. The Corporate Governance Committee will review and consider director nominees recommended by shareholders. There are no differences in the manner in which the Corporate Governance Committee evaluates director nominees recommended by shareholders.


     The Corporate Governance Committee received no shareholder recommendations for nomination to the Board of Directors in connection with the annual and special meeting. Dr. DePaolis was recommended to the Corporate Governance Committee as a nominee for director by Mr. Wachtman, our Chief Executive Officer. Dr. DePaolis was recommended to Mr. Wachtman by another optometrist employed within our organization.


     Shareholders wishing to recommend director candidates for consideration by the Corporate Governance Committee may do so by writing to our Secretary at 540 Maryville Centre Drive, Suite 200, St. Louis, Missouri 63141 giving the recommended nominee's name, biographical data and qualifications, accompanied by the written consent of the recommended nominee. Nominations for director made by shareholders must be received by the Secretary at least 90 days prior to the anniversary date of our prior year proxy circular.


     During the fiscal year ended December 31, 2004, there were no meetings of the Corporate Governance Committee.


CODE OF BUSINESS CONDUCT AND ETHICS

     On April 28, 2004, our board of directors adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees and which is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. A copy of the Code of Business Conduct and Ethics can be requested free of charge by writing or calling the Company's Vice President of Corporate Communications at 540 Maryville Centre Drive, Suite 200, St. Louis, Missouri, 63141, (888) 289-5824 ext. 8202.

OUTSIDE ADVISORS

     We have implemented a system which enables an individual director to engage an outside advisor at our expense in appropriate circumstances. The engagement of an external advisor by an individual director, as well as the terms of the retainer and the fees to be paid to the advisor, is subject to the prior approval of the Corporate Governance Committee.

SHAREHOLDER COMMUNICATIONS

     Our board of directors places great emphasis on its communications with shareholders. Shareholders receive timely dissemination of information and we have procedures in place to permit and encourage feedback from our shareholders. Our senior officers are available to shareholders and, through our investor relations department, we seek to provide clear and accessible information about the results of our business and our future plans. We have established an investor web site on the Internet through which we make available press releases, financial statements, annual reports, trading information and other information relevant to investors. Mr. Wachtman may also be contacted directly by investors through the Internet.

     We have also established an independent toll-free Values Line at 1-888-475-8376 which is available 24 hours a day, seven days a week. Any person may submit a good faith complaint or report a concern regarding accounting or auditing matters related to the Company or our subsidiaries or violations of any of our policies to the Audit Committee through the Values Line. Shareholders may also contact our non-management directors by calling the Values Line or may contact our board of directors or any of its members by writing to our Secretary at TLC Vision Corporation, 540 Maryville Centre Drive, Suite 200, St. Louis, Missouri 63141 or by e-mail through the Investor Relations page of our website at www.tlcv.com.

All correspondence directed to a particular board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chair of the board of directors.

     All directors are encouraged, but not required, to attend our annual meeting of shareholders. All of our directors attended our last annual and special meeting of shareholders held on June 14, 2004, except Dr. Sullins.

                             AUDIT COMMITTEE REPORT

     The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

     The members of the Audit Committee are Messrs. Rustand, Davidson and Wilt. Each member of the Audit Committee is independent in the judgment of the board of directors as required by the current listing standards of the Nasdaq National Market System. Mr. Rustand has extensive experience as the chief executive officer of a number of companies, including investment and merchant banking firms, and Mr. Wilt is a certified Public Accountant (inactive). Each of Messrs. Rustand and Wilt has been designated by our board of directors as an Audit Committee financial expert. The Audit Committee operates under the Audit Committee Charter adopted by the board of directors.

     Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control, and the independent auditors are responsible for auditing those financial statements. The Audit Committee's primary responsibility is to oversee our financial reporting process on behalf of the board of directors and to report the result of its activities to the board, as described in the Audit Committee Charter. The principal recurring duties of the Audit Committee in carrying out its oversight responsibility include reviewing and discussing with management and the independent auditors our quarterly and annual financial statements, evaluating the audit efforts of our independent auditors and evaluating the reasonableness of significant judgments and the clarity of disclosures. The Committee also monitors with management and the independent auditors the adequacy and effectiveness of our accounting and financial controls, as well as the Company's compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

     The Audit Committee has reviewed and discussed with management of the Company our audited financial statements for the fiscal year ended December 31, 2004. The Audit Committee has also discussed with Ernst & Young LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received from the independent auditors' written affirmation of their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed with the auditors the firm's independence.

     Based upon the review and discussions summarized above, the Audit Committee recommended to the board of directors that our audited financial statements as of December 31, 2004 and for the year then ended be included in our annual report on Form 10-K for the year ended December 31, 2004 for filing with the U.S. Securities and Exchange Commission.

Warren S. Rustand                 Thomas N. Davidson                Toby S. Wilt

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

     We maintain directors' and officers' liability insurance. Under this insurance coverage the insurer pays on our behalf for losses for which we indemnify our directors and officers, and on behalf of individual directors and officers for losses arising during the performance of their duties for which we do not indemnify them. The total limit for the policy is $30,000,000 per policy term subject to a deductible of $100,000 per occurrence with respect to corporate indemnity provisions and $500,000 if the claim relates to securities law claims. The total premiums in respect of the directors' and officers' liability insurance for the fiscal year ended December 31,

2004 were approximately $905,056. The insurance policy does not distinguish between directors and officers as separate groups.

                     INDEBTEDNESS OF DIRECTORS AND OFFICERS

     No officer, director or employee, or former officer, director or employee, of us or any of our subsidiaries, or associate of any such officer, director or employee is currently or has been indebted (other than routine indebtedness of employees and non-executive officers) at any time since January 1, 2004 to the Company or any of our subsidiaries.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     Elias Vamvakas and Thomas Davidson, both directors of the Company, also serve as directors of OccuLogix. Mr. Vamvakas also serves as the Executive Chairman and Chief Executive Officer of OccuLogix. The board of directors of OccuLogix granted Mr. Vamvakas stock options to purchase 4,583 OccuLogix common shares at an exercisable price of $1.30 per share. These stock options are fully vested and exercisable. In addition, the board granted Mr. Vamvakas stock options to purchase 500,000 OccuLogix common shares at an exercise price of $0.99 per share. These stock options were to vest and become exercisable over a three year period but became fully vested upon the successful completion of OccuLogix's initial public offering in December 2004. Mr. Davidson received options to purchase 25,000 OccuLogix common shares at an exercise price of $12.00 per share in 2004 in conjunction with the OccuLogix IPO. The options issued to Mr. Davidson vest over three years and expire ten years from the date of grant. Mr. Davidson received $16,000 for the year ended December 31, 2004 as cash compensation for service as an outside director of OccuLogix.

     See also "Information on Executive Compensation -- Compensation Committee Interlocks and Insider Participation" for a description of certain relationships involving Dr. Richard Lindstrom, one of our directors.

     None of our principal shareholders, senior officers or directors or the proposed nominees for election as our directors, or any of their associates or subsidiaries, has any other interest in any other transaction since January 1, 2004 or any other proposed transaction that has materially affected or would materially affect the Company or its subsidiaries.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as at April 29, 2005, the number of our common shares beneficially owned by each of our directors, nominee directors and named executive officers, our directors, nominee directors and executive officers as a group, and each person who, to the knowledge of our directors or officers, beneficially owns, directly or indirectly, or exercises control or direction over common shares carrying more than 5% of the voting rights attached to all our outstanding common shares.


                                                                               OCCULOGIX, INC.     PERCENTAGE OF
DIRECTORS, NOMINEE DIRECTORS,                           PERCENTAGE OF COMMON    COMMON SHARES     OCCULOGIX, INC.
NAMED EXECUTIVE OFFICERS AND      SHARES BENEFICIALLY   SHARES BENEFICIALLY     BENEFICIALLY       COMMON SHARES
5% SHAREHOLDERS                          OWNED                 OWNED                OWNED        BENEFICIALLY OWNED
-----------------------------     -------------------   --------------------   ---------------   ------------------
Galleon Group...................       7,553,537                10.7%                    --                 *
Mason Capital...................       7,067,590                10.0%                    --                 *
I.G. Investment Management
  Ltd. .........................       3,802,050                 5.4%                    --                 *
Elias Vamvakas..................       3,546,050                 5.0%               514,583              1.2%
Warren S. Rustand...............          15,180                   *                     --                 *
Thomas N. Davidson..............          64,827                   *                 15,000                 *
Dr. Richard Lindstrom...........          63,500                   *                  7,500                 *
William P. Leonard..............          36,591                   *                  7,000                 *
James C. Wachtman...............         415,684                   *                     --                 *
Toby S. Wilt....................          20,000                   *                     --                 *
Michael DePaolis................              --                   *                     --                 *
B. Charles Bono III.............              --                   *                     --                 *
Robert W. May...................          36,830                   *                     --                 *
Steven P. Rasche................           2,090                   *                     --                 *
James B. Tiffany................          57,191                   *                     --                 *
All directors and executive
  officers as a group (11
  persons)......................       4,257,943                 6.0%               544,083              1.3%


---------------

* Less than one percent

     Under the rules of the U.S. Securities and Exchange Commission, common shares which an individual or group has a right to acquire within 60 days by exercising options or warrants are deemed to be outstanding for the purpose of computing the percentage of ownership of that individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

     "Galleon Group" refers to Raj Rajaratnam, Galleon Management, L.L.C., Galleon Management, L.P., Galleon Advisors, L.L.C., Galleon Captains Partners, L.P., Galleon Captains Offshore, Ltd., Galleon Healthcare Partners, L.P. and Galleon Healthcare Offshore, Ltd. The share information for Galleon Group is based on a report on Schedule 13G filed with the SEC as of February 15, 2005. This report indicates that Galleon Group has shared voting and dispositive power with respect to 7,553,537 common shares. The principal address of Galleon Management, L.P. is 135 East 57th Street, 16th Floor, New York, NY 10022 and for each of the other Galleon group entities is c/o Galleon Management, L.P. at the same address.

     "Mason Capital" refers to Mason Capital Management LLC, Mason Capital, LP and Mason Capital, Ltd. The share information for Mason Capital is based on a report on Schedule 13G filed with the SEC as of December 31, 2004. This report indicates that Mason Capital has sole voting and dispositive power with respect to 7,067,590 common shares. The principal address of Mason Capital Management LLC, Mason Capital, LP and Mason Capital, Ltd. is 110 East 59th Street, New York, New York 10082.

     The share information for I.G. Investment Management Ltd. is based on a report on Schedule 13F filed with the SEC as of February 11, 2005. This report indicates that I.G. Investment Management Ltd. has sole voting and dispositive power with respect to 3,802,050 common shares. The principal address of I.G. Investment Management Ltd. is One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, R3C 3B6.

     Unless otherwise disclosed, the shareholders named in the table have sole voting power and sole investment power with respect to all shares beneficially owned by them.

     The business address of Mr. Vamvakas is 2600 Skymark Drive, Unit 9, Suite 201, Mississauga, Ontario L4W 5B2. Total Number of Shares Beneficially Owned includes 1,749,516 shares held indirectly by Mr. Vamvakas through WWJD Corporation, a corporation wholly owned by the Vamvakas Family Trust and 1,043,234 shares held indirectly by Mr. Vamvakas through Insight Capital, which is an investment firm 51% owned by Mr. Vamvakas.

     Messrs. Wachtman, Leonard, Rasche and Tiffany respectively beneficially own 11,444, 391, 90 and 8,991 common shares in their individual 401(k) plans.

     Messrs. Vamvakas, Davidson and Leonard respectively own 16,923, 9,827 and 200 common shares in the employee stock purchase plan.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information as of December 31, 2004 with respect to each equity plan or arrangement pursuant to which warrants or options to purchase our common shares have been granted.

          EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2004

                                                                                      NUMBER OF SHARES
                                                                                     REMAINING AVAILABLE
                                           NUMBER OF SHARES                          FOR FUTURE ISSUANCE
                                          TO BE ISSUED UPON     WEIGHTED-AVERAGE        UNDER EQUITY
                                             EXERCISE OF        EXERCISE PRICE OF    COMPENSATION PLANS
                                             OUTSTANDING           OUTSTANDING        (EXCLUDING SHARES
                                          OPTIONS, WARRANTS     OPTIONS, WARRANTS    REFLECTED IN FIRST
PLAN CATEGORY                             AND RIGHTS (000'S)       AND RIGHTS          COLUMN) (000'S)
-------------                             ------------------   -------------------   -------------------
AS OF DECEMBER 31, 2004
Equity compensation plans approved by
  shareholders..........................          4,203               $5.08                   1,076
Equity compensation plans not approved
  by shareholders.......................             --                  --                      --
  Total.................................          4,203               $5.08                   1,076

     At our 2004 annual and special meeting, our shareholders approved the adoption of the 2004 Employee Share Purchase (the "New Plan"), for our U.S. employees, and amendments to our 1997 Share Purchase Plan for Canadian Employees (the "Canadian Plan"). The amendments to the Canadian Plan included the elimination of our 25% matching contribution to employee contributions to purchase our common shares and replaced the matching contribution with a discounted purchase price of 85% of the closing price of our common shares on NASDAQ at the beginning or end of each offering period, whichever is lower. The amendments to the Canadian Plan were made to ensure consistency with the terms of the New Plan.

     The New Plan and the changes to the Canadian Plan will not be implemented for our employees until July, 2005. Therefore no contributions or purchases were made by our employees under the New Plan during 2004 and contributions and purchases under the Canadian Plan continued on the basis of the historical terms of that plan during 2004.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, requires our directors, certain officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such directors, officers and 10% shareholders are also required by the SEC's rules to furnish us with copies of all Section 16(a) reports they file. We assist our directors and officers in preparing their Section 16(a) reports. To our knowledge, all Section 16(a) filing requirements applicable to our officers, directors and 10% shareholders were complied with during the fiscal year ended December 31, 2004 except that each of Mr. Vamvakas, Mr. Davidson, Mr. Rustand, Dr. Lindstrom, Mr. Wilt,

Mr. Wachtman, Mr. Rasche and Mr. Leonard filed late reports on Form 4 related to options granted and transactions during the fiscal year ended December 31, 2004.

              SHAREHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

     Any proposal of a shareholder intended to be presented for a vote by the Company's shareholders at our annual meeting of shareholders for the fiscal year ended December 31, 2005 must be received by our executive office not later than March 25, 2006 to be considered for inclusion in the management information circular for that meeting. Shareholder proposals received after such date may not be included in the management information circular for that meeting. Shareholder proposals not included in the management information circular may not be considered at the meeting.

                                 OTHER BUSINESS

     We know of no other matter to come before the meeting other than the matters referred to in the notice of meeting.

                              DIRECTORS' APPROVAL

     The contents and sending of this management information circular have been approved by our board of directors.

                                          By Order of the Board of Directors

                                          /s/ BRIAN L. ANDREW
                                          --------------------------------------
                                          Brian L. Andrew
                                          General Counsel and Secretary

Mississauga, Ontario

May 5, 2005

                                   APPENDIX A


                            SHAREHOLDER RESOLUTIONS

                             TLC VISION CORPORATION
                                RESOLUTION NO. 1

RESOLVED THAT:

     1. The adoption of the shareholder rights plan agreement dated as of March 4, 2005 between the Company and CIBC Mellon Trust Company is hereby ratified, confirmed and approved.

     2. Any director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to do all acts and things and execute, whether under the corporate seal of the Company or otherwise, and deliver or cause to be delivered all documents and instruments as in the opinion of such director or officer may be necessary or desirable to carry out the intent of the foregoing resolutions.

                                RESOLUTION NO. 2

RESOLVED THAT:

     1. By-Law 2002 of the Company is hereby amended by deleting the reference in section 51 to "not less than 20%" and replacing it with the words "not less than 33 1/3%".

                                   APPENDIX B


                       SHAREHOLDER RIGHTS PLAN AGREEMENT

     This agreement, dated as of March 4, 2005 is between TLC Vision Corporation, a corporation incorporated under the laws of New Brunswick (the "CORPORATION"), and CIBC Mellon Trust Company, a trust company existing under the laws of Canada, as rights agent (the "RIGHTS AGENT", which includes any successor Rights Agent).

RECITALS:

     1. The Board of Directors of the Corporation has determined that it is advisable for and in the best interests of the Corporation to adopt a shareholder rights plan (the "RIGHTS PLAN").

     2. In order to implement the Rights Plan, the Board of Directors of the Corporation has authorized:

          (i) the issuance, effective at 4:00 p.m. (Eastern time) on March 4, 2005, of one right (a "RIGHT") in respect of each Common Share of the Corporation outstanding at 4:00 p.m. (Eastern time) on March 4, 2005 (the "RECORD TIME"); and

          (ii) the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time.

     3. Each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth in this agreement.

     4. The Corporation wishes to appoint the Rights Agent to act on behalf of the Corporation and holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights and other matters referred to in this agreement.

     NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth in this agreement, the parties agree as follows.

                                   ARTICLE 1

                                 INTERPRETATION

1.1  CERTAIN DEFINITIONS

     For the purpose of this agreement:

          (a) "ACQUIRING PERSON" means any Person who is or becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares; provided, however, that the term "Acquiring Person" will not include:

             (i) the Corporation or any Subsidiary of the Corporation;

             (ii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation as a result of any one or any combination of:

                (A) a Voting Share Reduction;

                (B) a Permitted Bid Acquisition;

                (C) an Exempt Acquisition;

                (D) a Pro Rata Acquisition; or

                (E) a Convertible Security Acquisition;

provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the Voting Shares then outstanding by reason of one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition and thereafter such

Person, while such Person is the Beneficial Owner of 20% or more of the Voting Shares then outstanding, increases the number of Voting Shares beneficially owned by such Person by more than 1.0% of the number of Voting Shares outstanding (other than pursuant to one or any combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Pro Rata Acquisition or a Convertible Security Acquisition) then, as of the date such Person becomes the Beneficial Owner of such additional outstanding Voting Shares, such Person will be an "Acquiring Person"; or

             (iii) an underwriter or member of a banking or selling group acting in such capacity that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Corporation;

          (b) "AFFILIATE", when used to indicate a relationship with a specified corporation, means a Person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified corporation;

          (c) "ASSOCIATE", where used to indicate a relationship with any Person, means a spouse of that Person, any Person who resides in the same home as that Person and to whom that Person is married or with whom that Person is living in a conjugal relationship outside marriage, a child of that Person or a relative of that Person if the relative has the same home as that Person;

          (d) a Person will be deemed the "BENEFICIAL OWNER" of, and to have "BENEFICIAL OWNERSHIP" of, and to "BENEFICIALLY OWN":

             (i) any securities as to which such Person or any of such Person's Affiliates or Associates is the owner at law or in equity;

             (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has the right to acquire (if such right is exercisable immediately or within a period of 60 days thereafter and whether or not upon the occurrence of a contingency) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, (other than customary agreements with and between underwriters or banking group or selling group members with respect to a distribution of securities and other than pledges of securities in the ordinary course of the pledgee's business) or upon the exercise of any conversion right, exchange right, share purchase right (other than a Right), warrant or option; and

             (iii) any securities which are Beneficially Owned within the meaning of clauses (i) or (ii) by any other Person with whom such Person is acting jointly or in concert;

provided, however, that a Person will not be deemed the "BENEFICIAL OWNER" of, or to have "BENEFICIAL OWNERSHIP" of, or to "BENEFICIALLY OWN", any security because:

             (iv) such security has been or agreed to be deposited or tendered pursuant to a Lock-up Agreement or is otherwise deposited or tendered pursuant to any Take-over Bid made by such Person, any Affiliate or Associate of such Person or any Person acting jointly or in concert with such Person until such deposited security has been taken up or paid for, whichever occurs first;

             (v) such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person holds such security and:

                (A) the ordinary business of any such Person (the "FUND MANAGER") includes the management of investment funds for others and such security is held by the Fund Manager in the ordinary course of such business in the performance of the Fund Manager's duties for the account of any other Person (a "CLIENT"), including a non-discretionary account held on behalf of a Client by a broker or dealer registered under applicable laws;

                (B) such Person (the "TRUST COMPANY") is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each, an "ESTATE

           ACCOUNT") or in relation to other accounts (each, an "OTHER ACCOUNT") and holds such security in the ordinary course of such duties for Estate Accounts or Other Accounts;

                (C) such Person (the "PLAN ADMINISTRATOR") is the administrator or the trustee of one or more pension funds or plans (a "PLAN") registered under the laws of Canada or any province thereof or the laws of the United States of America or any state thereof and such security is held by the Plan Administrator or the Plan in the ordinary course of the Plan Administrator's or Plan's activities;

                (D) such Person (the "STATUTORY BODY") is established by statute for purposes that include, and the ordinary business or activity of such Person includes, the management of investment funds for employee benefit plans, pension plans and insurance plans of various public bodies and such security is held by the Statutory Body in the ordinary course of the management of such investment funds;


                (E) such Person is a Crown agent or agency (a "CROWN AGENT"); or


                (F) such Person is a Plan;

provided, however, that in any of the foregoing cases, the Fund Manager, the Trust Company, the Plan Administrator, the Statutory Body, the Crown Agent or the Plan, as the case may be, is not then making a Take-over Bid, has not then announced an intention to make a Take-over Bid and is not then acting jointly or in concert with any other Person who is making a Take-over Bid or who has announced a current intention to make a Take-over Bid, other than an Offer to Acquire Voting Shares or other securities (1) pursuant to a distribution by the Corporation, (2) by means of a Permitted Bid or a Competing Permitted Bid or (3) by means of market transactions made in the ordinary course of business of such Person (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market;

             (vi) such Person is (A) a Client of the same Fund Manager as another Person on whose account the Fund Manager holds such security,
        (B) an Estate Account or Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security or
        (C) a Plan with the same Plan Administrator as another Plan on whose account the Plan Administrator holds such security;

             (vii) such Person is (A) a Client of a Fund Manager and such security is owned at law or in equity by the Fund Manager, (B) an Estate Account or Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or (C) a Plan and such security is owned at law or in equity by the Plan Administrator; or

             (viii) because such Person is the registered holder of securities as a result of carrying on the business of or acting as a nominee of a securities depositary.

          (e) "BOARD OF DIRECTORS" means the board of directors of the Corporation or, if duly constituted and whenever duly empowered, any committee of the board of directors of the Corporation;

          (f) "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which banking institutions in Toronto, Ontario or the City of New York are authorized or obligated by law to close;

          (g) "CLOSE OF BUSINESS" on any given date means the time on such date (or, if such date is not a Business Day, the time on the next Business Day) at which the principal office in Toronto, Ontario of the transfer agent for the Common Shares (or, after the Separation Time, the office of the Rights Agent) is closed to the public;

          (h) "COMMON SHARE" means the common shares of the Corporation and any other shares of the Corporation into which such shares may be subdivided, consolidated, reclassified or changed;

          (i) "COMMON SHARES", when used with reference to any Person other than the Corporation, means the class or classes of shares (or similar equity interest) with the greatest per share (or similar interest) voting power entitled to vote generally in the election of all directors of such other Person;


          (j) "COMPETING PERMITTED BID" means a Take-over Bid that:


             (i) is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry of that Permitted Bid or Competing Permitted Bid (in this definition, the "Prior Bid");

             (ii) satisfies all components of the definition of Permitted Bid other than the requirement set out in clause (ii) of that definition; and

             (iii) contains, and the take up and payment for securities tendered or deposited under the Take-over Bid is subject to, irrevocable and unqualified conditions that:

                (A) no Voting Shares will be taken up or paid for pursuant to the Take-over Bid (1) prior to the close of business on a date that is no earlier than the later of the date which is 35 days (or such other minimum deposit period for a take-over bid as is provided in the Securities Act) after the date the Take-over Bid is made and the 60th day after the date of the Prior Bid that is then outstanding and
           (2) then only if, at the close of business on the date Voting Shares are first taken up or paid for, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to such Take-over Bid and not withdrawn; and

                (B) if the requirement in clause (iii)(A)(2) is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for a period of at least 10 Business Days after the date of the announcement;

          (k) "CONTROLLED": a corporation is controlled by another Person or two or more Persons acting jointly or in concert if:

             (i) securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of the directors are held, directly or indirectly, by or for the benefit of the other Person or two or more Persons acting jointly or in concert; and

             (ii) the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation;

and "CONTROLS", "CONTROLLING" and "UNDER COMMON CONTROL WITH" will be interpreted accordingly;

          (l) "CONVERTIBLE SECURITIES" means any securities issued by the Corporation (including rights, warrants and options, but excluding the Rights) carrying any purchase, exercise, conversion or exchange rights, pursuant to which the holder of Convertible Securities may acquire Voting Shares or other securities convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is exercisable immediately or after a specified period and whether or not on condition or the happening of any contingency);

          (m) "CONVERTIBLE SECURITY ACQUISITION" means the acquisition of Voting Shares on the exercise, conversion or exchange of Convertible Securities acquired by any Person pursuant to a Permitted Bid Acquisition, Exempt Acquisition or Pro Rata Acquisition;

          (n) "CO-RIGHTS AGENT" has the meaning ascribed to it in subsection 5.1
     (a);

          (o) "DIVIDENDS PAID IN THE ORDINARY COURSE" means cash dividends paid in any financial year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of:

             (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on the Common Shares in its immediately preceding financial year;

             (ii) 300% of the arithmetic average of the aggregate amounts of cash dividends declared payable by the Corporation on the Common Shares in its three immediately preceding financial years; and

             (iii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding financial year;


          (p) "ELECTION TO EXERCISE" has the meaning ascribed to it in clause 3.1(e)(ii);


          (q) "EXEMPT ACQUISITION" means an acquisition of Voting Shares:

             (i) in respect of which the Board of Directors has waived the application of section 4.1 pursuant to section 6.1;

             (ii) pursuant to a distribution by the Corporation of Voting Shares or Convertible Securities (and the conversion or exchange of such securities) pursuant to a prospectus or similar document (provided that the purchaser does not thereby Beneficially Own a greater percentage of the Voting Shares or Convertible Securities so offered than the percentage of Voting Shares or Convertible Securities beneficially owned by the purchaser immediately prior to that distribution) or by way of private placement provided that, in the case of a private placement, all necessary stock exchange approvals for the private placement have been obtained and the private placement complies with the terms and conditions of those approvals and the purchaser does not become the Beneficial Owner of more than 25% of the Voting Shares outstanding immediately prior to the private placement (and in making this determination, the securities to be issued to that purchaser pursuant to the private placement will be deemed to be held by that purchaser but will not be included in the aggregate number of outstanding Voting Shares immediately prior to the private placement); and

             (iii) pursuant to an amalgamation, merger or other statutory procedure requiring shareholder approval;

          (r) "EXERCISE PRICE" means, as of any date, the price at which a holder of a Right may purchase the securities issuable upon exercise of such Right and, until adjustment thereof in accordance with the terms hereof, the Exercise Price will be $100.00;

          (s) "EXPANSION FACTOR" has the meaning ascribed to it in subsection 3.2(a);

          (t) "EXPIRATION TIME" means the earlier of:

             (i) the Termination Time; and

             (ii) the close of the annual meeting of shareholders of the Corporation in 2005 and every third anniversary thereafter and so on unless the continuation of this agreement for each such three year period (or other period approved by the Independent Shareholders) is approved in accordance with section 6.16;

          (u) "FLIP-IN EVENT" means a transaction in or pursuant to which any Person becomes an Acquiring Person;

          (v) "HOLDER" has the meaning ascribed to it in section 2.5;

          (w) "INDEPENDENT SHAREHOLDERS" means holders of Voting Shares other than Voting Shares Beneficially Owned by:

             (i) an Acquiring Person;

             (ii) an Offeror, other than a Person described in any one or more of paragraphs (A) through (E) of clause 1.1(d)(v);

             (iii) any Associate or Affiliate of such Acquiring Person or Offeror;

             (iv) any Person acting jointly or in concert with such Acquiring Person or Offeror; and

             (v) any employee benefit plan, stock purchase plan, deferred profit sharing plan and any other similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of the plan or trust direct the manner in which the Voting Shares are to be voted or direct whether the Voting Shares are to be tendered to a Take-over Bid;

          (x) "LOCK UP AGREEMENT" means an agreement between an Offeror, any Affiliate or Associate of the Offeror or any other Person acting jointly or in concert with the Offeror and a Person (the "LOCKED-UP PERSON") who is not an Affiliate or Associate of the Offeror or a Person acting jointly or in concert with the Offeror whereby the Locked-up Person agrees to deposit or tender Voting Shares held by the Locked-up Person to the Offeror's Take-over Bid or to any Take-over Bid made by an Affiliate or Associate of the Offeror or made by any other Person acting jointly or in concert with the Offeror (the "LOCK-UP BID"), where the agreement:

             (i) (A) permits the Locked-up Person to withdraw the Voting Shares in order to tender or deposit the Voting Shares to another Take-over Bid or to support another transaction that contains an offering price for each Voting Share that exceeds, or provides a value for each Voting Share that is greater than, the offering price contained or proposed to be contained in the Lock-up Bid; or

             (B) permits the Locked-up Person to withdraw the Voting Shares in order to tender or deposit the Voting Shares to another Take-over Bid or to support another transaction that contains an offering price for each Voting Share that exceeds, or provides a value for each Voting Share that is greater than, the offering price contained in or proposed to be contained in the Lock-up Bid by as much or more than a specified amount (the "SPECIFIED AMOUNT") where the Specified Amount is not greater than 7% of the offering price that is contained or proposed to be contained in the Lock-up Bid; and

             (ii) does not provide for any "break-up fees", "top-up fees", "termination fees", penalties, expenses or other amounts that exceed in the aggregate the greater of (A) the cash equivalent of 2.5% of the price or value payable to the Locked-up Person under the Take-over Bid and (B) one-half of the increased price or value that is paid pursuant to another Take-over Bid or transaction, if the Locked-up Person fails to tender Voting Shares pursuant thereto or withdraws Voting Shares previously tendered in order to accept the other Take-over Bid or support the other transaction;

and for greater clarity, the agreement may contain a right of first refusal or require a period of delay to give the Person who made the Lock-up Bid an opportunity to match a higher price in another Take-over Bid or other similar limitation on a Locked-up Person's right to withdraw Voting Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-up Person of the right to withdraw Voting Shares during the period for acceptance of the other Take-over Bid or transaction;

          (y) "MARKET PRICE" per share of any securities on any date of determination shall mean the average of the daily Closing Prices Per Share of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 3.2 hereof shall have caused the price used to determine the Closing Price Per Share on any Trading Day not to be fully comparable with the price used to determine the Closing Price Per Share on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 3.2 hereof in order to make it fully comparable with the price per share used to determine the Closing Price Per Share on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The "CLOSING PRICE PER SHARE" of any securities on any date shall be:

             (i) the last quoted price, or if not so quoted, the average of the high bid and low asked prices for each share of such securities as reported by NASDAQ;

             (ii) if the securities are not quoted on NASDAQ, the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each share as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Toronto Stock Exchange; or

             (iii) if the securities are not listed or admitted to trading on the Toronto Stock Exchange or quoted on NASDAQ, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors;

provided, however, that if on any such date the Closing Price Per Share cannot be determined in accordance with the foregoing, the Closing Price Per Share of such securities on such date shall mean the fair value per share of such securities on such date as determined in good faith by the Board of Directors after consultation with an internationally recognized investment dealer or investment banker with respect to the fair value per share of such securities. The Market Price shall be expressed in United States dollars and, if initially determined in respect of any day forming part of the 20 consecutive Trading Day period in question in Canadian dollars, such amount shall be translated into United States dollars at the U.S. Dollar Equivalent thereof;

          (z) "NASDAQ" shall mean the National Market of the National Association of Securities Dealers Inc. Automated Quotation System;

          (aa) "NBBCA" means the Business Corporations Act (New Brunswick), as amended, and the regulations made thereunder, and any successor laws or regulations thereto;


          (bb) "NOMINEE" has the meaning attributed to it in subsection 3.1(d);


          (cc) "OFFER TO ACQUIRE" includes:

             (i) an offer to purchase, or a solicitation of an offer to sell;
        and

             (ii) an acceptance of an offer to sell, whether or not such offer to sell has been solicited,

or any combination thereof, and the Person accepting an offer to sell will be deemed to be making an offer to acquire to the Person who made the offer to sell;

          (dd) "OFFEROR" means a Person who has announced a current intention to make or who is making a Take-over Bid;

          (ee) "OFFEROR'S SECURITIES" means Voting Shares Beneficially Owned by an Offeror on the date of a Take-over Bid;

          (ff) "PERMITTED BID" means a Take-over Bid which is made by means of a take-over bid circular and which also complies with the following additional provisions:

             (i) the Take-over Bid is made to all holders of Voting Shares other than the Offeror;

             (ii) the Take-over Bid contains, and the take-up and payment for securities tendered or deposited thereunder is subject to, an irrevocable and unqualified condition that no Voting Shares will be taken-up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than 60 days after the date of the Take-over Bid and only if at such date more than 50% of the Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

             (iii) the Take-over Bid contains an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn, Voting Shares may be deposited pursuant to such Take-over Bid at any time during the period of time between the date of the Take-over Bid and the date on which the Voting Shares subject to the Take-over Bid may be taken-up and paid for and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn until taken-up and paid for; and

             (iv) the Take-over Bid contains an irrevocable and unqualified provision that, if on the date on which Voting Shares may be taken up and paid for more than 50% of the Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares for not less than 10 Business Days from the date of such public announcement;

          (gg) "PERMITTED BID ACQUISITION" means an acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid;

          (hh) "PERSON" includes any individual, body corporate, firm, partnership, association, trust, trustee, executor, administrator, legal personal representative, group (as such term is used in Rule 13d-5 under the U.S. Exchange Act, as on effect on the date of this agreement), unincorporated organization, syndicate, government or governmental agency or instrumentality or other entity;


          (ii) "PRO RATA ACQUISITION" means:


             (i) the acquisition of Voting Shares as a result of a stock dividend, a stock split or other event pursuant to which a Person receives or acquires Voting Shares on the same proportionate basis as all other holders of the same class of Voting Shares;

             (ii) the acquisition of Voting Shares pursuant to any dividend reinvestment plan or other plan made available by the Corporation to holders of all its Voting Shares (other than holders resident in any jurisdiction where participation in such plan is restricted or impractical to the Corporation as a result of applicable law); or

             (iii) the receipt and/or exercise of rights (other than the Rights) issued by the Corporation to all the holders of a class of Voting Shares to subscribe for or purchase Voting Shares (other than holders resident in any jurisdiction where the distribution or exercise of such rights is restricted or impractical as a result of applicable law), provided that such rights are acquired directly from the Corporation and not from any other Person;

          (jj) "RECORD TIME" has the meaning ascribed to it in the recitals;

          (kk) "REDEMPTION PRICE" has the meaning ascribed to it in subsection 6.1(a);

          (ll) "RIGHT" has the meaning ascribed to it in the recitals;

          (mm) "RIGHTS CERTIFICATES" means the certificates representing the Rights after the Separation Time, which are to be substantially in the form attached as Exhibit A;

          (nn) "RIGHTS PLAN" has the meaning ascribed to it in the recitals;

          (oo) "RIGHTS REGISTER" and "RIGHTS REGISTRAR" have the respective meanings ascribed to them in subsection 2.3(a);

          (pp) "SECURITIES ACT" means the Securities Act (Ontario), as amended, and the regulations and rules thereunder, and any comparable or successor laws or regulations thereto;

          (qq) "SEPARATION TIME" means, subject to subsection 6.1(d), the close of business on the tenth Trading Day after the earlier of:

             (i) the Stock Acquisition Date; and

             (ii) the date of the commencement of, or first public announcement of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid);

or such later time as may be determined by the Board of Directors; provided that
(i) if the foregoing results in the Separation Time being prior to the Record Time, the Separation Time will be the Record Time, (ii) if any Take-over Bid referred to in clause (ii) expires or is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid will be deemed, for the purposes of this definition, never to have been made (iii) if the Board of Directors determines pursuant to section 6.1 to waive the application of section
4.1 to have Flip-in Event, the Separation Time in respect of that Flip-in Event will be deemed never to have occurred;

          (rr) "STOCK ACQUISITION DATE" means the date of the first public announcement (which, for purposes of this definition, includes the filing of a report pursuant to section 101 of the Securities Act or section 13(d) of the U.S. Exchange Act) by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person;


          (ss) "SUBSIDIARY" of a Person has the meaning ascribed to it in the Securities Act;


          (tt) "TAKE-OVER BID" means an Offer to Acquire Voting Shares or securities convertible into or exchangeable for Voting Shares, where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares into which the securities subject to the Offer to Acquire are convertible or exchangeable, together with the Offeror's Securities, constitute, in the aggregate, 20% or more of the Voting Shares outstanding on the date of the Offer to Acquire;

          (uu) "TERMINATION TIME" means the time at which the right to exercise Rights will terminate pursuant to subsection 6.1(g);

          (vv) "TRADING DAY", when used with respect to any securities, means, at any time that such securities are quoted on NASDAQ, a day on which NASDAQ is open for the transaction of business or, if such securities are not quoted on NASDAQ, a day on which the Toronto Stock Exchange is open for the transaction of business or, if the securities are not listed or admitted to trading on the Toronto Stock Exchange, a Business Day;

          (ww) "U.S.-CANADIAN EXCHANGE RATE" shall mean on any date:

             (i) if on such date the Bank of Canada sets an average noon spot rate of exchange with a conversion of one United States dollar into Canadian dollars, such rate;

             (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting on good faith;

          (xx) "U.S. DOLLAR EQUIVALENT" of any amount which is expressed in Canadian dollars shall mean on any day the United States dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate on such date;

          (yy) "U.S. EXCHANGE ACT" means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder as from time to time in effect, and any comparable or successor laws or regulations thereto;

          (zz) "U.S. SECURITIES ACT" means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto;

          (aaa) "VOTING SHARES" means the Common Shares and any other shares in the capital of the Corporation to which are attached a right to vote for the election of directors generally; and

          (bbb) "VOTING SHARE REDUCTION" means an acquisition or redemption by the Corporation or a Subsidiary of the Corporation of Voting Shares which, by reducing the number of Voting Shares outstanding, increases the percentage of outstanding Voting Shares Beneficially Owned by any Person to 20% or more of the Voting Shares outstanding.

1.2  CURRENCY

     All sums of money which are referred to in this agreement are expressed in lawful money of the United States, unless otherwise specified.

1.3  DESCRIPTIVE HEADINGS

     Descriptive headings are for convenience only and are not to affect the meaning or construction of any of the provisions of this agreement.

1.4  REFERENCES TO AGREEMENT


     References to "THIS AGREEMENT", "HERETO", "HEREIN", "HEREBY", "HEREUNDER", "HEREOF" and similar expressions refer to this agreement, as amended or supplemented from time to time, and not to any particular Article, section, subsection, clause or other portion hereof and include any and every instrument supplemental or ancillary hereto.

1.5 CALCULATION OF NUMBER AND PERCENTAGE OF BENEFICIAL OWNERSHIP OF OUTSTANDING VOTING SHARES

          (i) For the purposes of this agreement, in determining the percentage of the outstanding Voting Shares of the Corporation with respect to which a Person is or is deemed to be the Beneficial Owner, all unissued Voting Shares of the Corporation of which such Person is deemed to be the Beneficial Owner will be deemed to be outstanding.

          (ii) The percentage of outstanding Voting Shares of the Corporation Beneficially Owned by any Person, for the purposes of this agreement, will be and be deemed to be the product determined by the formula:

          100     x      A
                          B

where:

          A = the number of votes for the election of all directors generally attaching to the outstanding Voting Shares Beneficially Owned by such Person; and

          B = the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.

1.6  ACTING JOINTLY OR IN CONCERT

     For purpose of this agreement, a Person is acting jointly or in concert with every other Person who has any agreement, arrangement, commitment or understanding (whether formal or informal and whether or not in writing) with the first Person, or with any other Person acting jointly or in concert with the first Person, to acquire or Offer to Acquire any Voting Shares or securities convertible into or exchangeable for Voting Shares (other than customary agreements with and between underwriters or banking group or selling group members with respect to a distribution of securities and other than pledges of securities in the ordinary course of the pledgee's business).

                                   ARTICLE 2

                                   THE RIGHTS

2.1  LEGEND ON CERTIFICATES

     Certificates for Common Shares issued after the Record Time but prior to the earlier of the Separation Time and the Expiration Time will evidence, in addition to the Common Shares, but subject to section 3.2, one Right for each Common Share evidenced thereby and will have impressed, printed or written on or otherwise affixed to them substantially the following legend:

        UNTIL THE SEPARATION TIME (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER OF THIS CERTIFICATE TO CERTAIN RIGHTS AS SET FORTH IN A SHAREHOLDER RIGHTS PLAN AGREEMENT DATED AS OF MARCH 4, 2005 (AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, THE "RIGHTS AGREEMENT") BETWEEN TLC VISION CORPORATION (THE "CORPORATION") AND CIBC MELLON TRUST COMPANY, AS RIGHTS AGENT, THE TERMS OF WHICH ARE INCORPO-

        RATED HEREIN BY REFERENCE AND A COPY OF WHICH MAY BE INSPECTED DURING NORMAL BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE AMENDED, REDEEMED OR TERMINATED, MAY EXPIRE, MAY BECOME VOID (IF, IN CERTAIN CASES, THEY ARE "BENEFICIALLY OWNED" BY AN "ACQUIRING PERSON", WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR ANY SUBSEQUENT HOLDER) OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE CORPORATION WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE AS SOON AS IS PRACTICABLE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

     Certificates representing Common Shares that are issued and outstanding at the Record Time will evidence one Right for each Common Share evidenced thereby, despite the absence of the foregoing legend until the earlier of the Separation Time and the Expiration Time.


2.2  EXECUTION, AUTHENTICATION, DELIVERY AND DATING OF RIGHTS CERTIFICATES


          (a) The Rights Certificates will be executed on behalf of the Corporation by one of the Chairman of the Board, the Chief Executive Officer, the President or any Vice-President and by any other Vice-President or the Secretary. The signatures of such officers may be mechanically reproduced in facsimile on the Rights Certificates, and when so reproduced will be valid and binding on the Corporation even though that the Persons whose signatures are so reproduced may not hold office at the time the Rights Certificates are issued.

          (b) Promptly after the Separation Time, the Corporation will notify the Rights Agent of the Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature and a disclosure statement describing the Rights, and the Rights Agent will manually countersign such Rights Certificates and deliver such Rights Certificates and disclosure statement to the holders of the Rights pursuant to subsection 3.1(d). No Rights Certificate will be valid for any purpose until countersigned by the Rights Agent.

          (c) Each Rights Certificate will be dated the date it is countersigned.

2.3  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

          (a) After the Separation Time, the Corporation will cause to be kept a register (the "RIGHTS REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed the "RIGHTS REGISTRAR" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as provided in this agreement. If the Rights Agent ceases to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times. After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, but subject to subsection (c) and subsection 4.1(b), the Corporation will execute, and the Rights Agent will manually countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered.

          (b) All Rights issued upon any registration of transfer or exchange of Rights Certificates will be valid obligations of the Corporation, and such Rights will be entitled to the same benefits under this agreement as the Rights surrendered upon such registration of transfer or exchange.

          (c) Every Rights Certificate surrendered for registration of transfer or exchange will be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this section 2.3, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.


2.4  MUTILATED, DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES


          (a) If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation will execute and the Rights Agent will manually countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as the Rights Certificate so surrendered.

          (b) If there will be delivered to the Corporation and the Rights Agent prior to the Expiration Time (i) evidence to their satisfaction of the destruction, loss or theft of any Rights Certificate and (ii) such security or indemnity as may be required by each of them in their sole discretion to indemnify each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation will execute, and upon its request the Rights Agent will countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

          (c) As a condition to the issuance of any new Rights Certificate under this section, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

          (d) Every new Rights Certificate issued pursuant to this section in lieu of any destroyed, lost or stolen Rights Certificate will evidence a contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate is at any time enforceable by anyone, and will be entitled to all the benefits of this agreement equally and proportionately with any and all other Rights duly issued by the Corporation under this agreement.

2.5  PERSONS DEEMED OWNERS OF RIGHTS

     The Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes. As used in this agreement, unless the context otherwise requires, the term "HOLDER" of any Rights will mean the registered holder of such Rights (or, prior to the Separation Time, of the associated Common Shares).

2.6  DELIVERY AND CANCELLATION OF CERTIFICATES

     All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange, if surrendered to any Person other than the Rights Agent, will be delivered to the Rights Agent and, in any case, will be promptly cancelled by the Rights Agent. The Corporation may deliver at any time to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered will be promptly cancelled by the Rights Agent. No Rights Certificate will be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided for in this section, except as expressly permitted by this agreement. The Rights Agent will destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation on request.

2.7  AGREEMENT OF RIGHTS HOLDERS


     Every holder of Rights, by accepting Rights, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights that:

          (a) it will be bound by and subject to the provisions of this agreement, as amended from time to time in accordance with the terms hereof, in respect of the Rights held;

          (b) prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share certificate representing such Right;

          (c) after the Separation Time, the Rights Certificates will be transferable only upon registration of the transfer on the Rights Register as provided in this agreement;

          (d) prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (despite any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes, and neither the Corporation nor the Rights Agent will be affected by any notice to the contrary;

          (e) it has waived any right and is not entitled to receive any fractional Rights or any fractional Common Shares upon exercise of a Right (except as provided herein);

          (f) subject to section 6.5, without the approval of the holders of Voting Shares or Rights and on the sole authority of the Board of Directors, this agreement may be amended or supplemented from time to time as provided in this agreement; and

          (g) notwithstanding anything in this agreement to the contrary, neither the Corporation nor the Rights Agent will have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by a governmental authority, prohibiting or otherwise restraining performance of such obligations.

2.8  RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER

     No holder, as such, of any Right or Rights Certificate will be entitled to vote or receive dividends as, or be deemed for any purpose to be, a holder of any Common Share which may at any time be issuable on the exercise of such Right, nor will anything contained herein or in any Rights Certificate be construed or deemed to confer on the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a shareholder of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or on any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any shareholder of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by any Rights Certificate will have been duly exercised in accordance with the terms and provisions hereof.

                                   ARTICLE 3


                             EXERCISE OF THE RIGHTS

3.1  INITIAL EXERCISE PRICE; EXERCISE OF RIGHTS; DETACHMENT OF RIGHTS

          (a) Subject to adjustment as set forth in this agreement, from and after the Separation Time and prior to the Expiration Time, each Right will entitle the holder thereof to purchase one Common Share for the Exercise Price (which Exercise Price and number of Common Shares are subject to adjustment as set forth below).

          (b) Until the Separation Time:

             (i) the Rights are not exercisable and may not be exercised; and

             (ii) each Right will be evidenced by the certificate for the associated Common Share registered in the name of the holder thereof (which certificate will also be deemed to be a Rights Certificate) and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share.

          (c) From and after the Separation Time and prior to the Expiration
     Time:

             (i) the Rights will be exercisable; and

             (ii) the registration and transfer of the Rights will be separate from and independent of the Common Shares.

          (d) Promptly following the Separation Time, the Rights Agent will mail to each holder of record of Common Shares as of the Separation Time (other than an Acquiring Person and other than, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights (a "NOMINEE")), at such holder's address as shown by the records of the Corporation (and the Corporation will furnish copies of such records to the Rights Agent for this purpose):

             (i) a Rights Certificate representing the number of Rights held by such holder at the Separation Time in substantially the form of Exhibit A, appropriately completed, and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may be listed or traded from time to time, or to conform to usage; and

             (ii) a disclosure statement prepared by the Corporation describing the Rights;

     provided that a Nominee will be sent the materials provided for in clauses
     (i) and (ii) only in respect of all Common Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Common Shares which are Beneficially Owned by another Person, the Corporation may require the first-mentioned Person to furnish any information and documentation as the Corporation deems necessary or appropriate to make that determination.

          (e) Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent at its principal office in the city of Toronto or any other office of the Rights Agent designated for that purpose from time to time by the Corporation:

             (i) the Rights Certificate evidencing such Rights;

             (ii) an election to exercise such Rights (an "ELECTION TO EXERCISE") substantially in the form attached to the Rights Certificate duly completed and executed by the holder or his or her executors or administrators or other personal representatives or his, her or their legal attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

             (iii) payment by certified cheque, banker's draft or money order payable to the order of the Rights Agent, or by such other means of payment as the Rights Agent may deem acceptable in its sole discretion, of a sum equal to the applicable Exercise Price multiplied by the number of Rights being exercised and an amount sufficient to cover any tax or other governmental charge which may be payable in respect of any transfer or delivery of Rights Certificates or the issuance or delivery of certificates for the relevant Common Shares in a name other than that of the holder of the Rights being exercised.

          (f) Upon receipt of the Rights Certificate which is accompanied by a completed Election to Exercise that does not indicate that such Right is null and void as provided by subsection 4.1(b) and payment as set forth in subsection 3.1(e), the Rights Agent (unless otherwise instructed by the Corporation if the Corporation is of the opinion that the Rights cannot be exercised in accordance with this agreement) will promptly:

             (i) requisition from the transfer agent of the Common Shares, certificates representing the number of such Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agents to comply with all such requisitions);

             (ii) when appropriate, requisition from the Corporation the amount of cash (if any) to be paid in lieu of issuing fractional Common Shares;

             (iii) after receipt of the Common Share certificates, deliver them to or to the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder;

             (iv) after receipt, deliver such cash (if any) referred to in clause (ii) to or to the order of the registered holder of the Rights Certificate; and


             (v) tender to the Corporation all payments received on exercise of the Rights.


          (g) In case the holder of any Rights exercises less than all the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

          (h) The Corporation covenants and agrees that it will:

             (i) take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon exercise of Rights, at the time of delivery of the certificates representing such Common Shares (subject to payment of the Exercise Price), will be duly and validly authorized, issued and delivered as fully paid and non-assessable;

             (ii) take all such action as may be necessary and within its power to comply with any applicable requirements of the NBBCA, the Securities Act (Ontario) and the securities legislation of each of the other provinces of Canada, the U.S. Securities Act and the U.S. Exchange Act, or the rules and regulations thereunder, and any other applicable law, rule or regulation in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares upon exercise of Rights;

             (iii) use its best efforts to (i) file, as soon as required by law following the Separation Time, a registration statement under the U.S. Securities Act, with respect to the Common Shares purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the U.S. Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such Common Shares or (B) the Expiration Time. The Corporation will also take such action as may be appropriate under, and which will ensure compliance with, the securities or

        "blue sky" laws of the various states in connection with the exercisability of the Rights. The Corporation may temporarily suspend, for a period of time not to exceed ninety (90) days after the date determined in accordance with the provisions of the first sentence of this paragraph (iii), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Corporation shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained;

             (iv) use reasonable efforts to cause all Common Shares issued on exercise of Rights to be listed on the principal exchanges or over-the-counter markets on which the Common Shares are then listed or traded;

             (v) cause to be reserved and kept available out of its authorized and unissued Common Shares the number of Common Shares that, as provided in this agreement, will be sufficient from time to time to permit the exercise in full of all outstanding Rights; and

             (vi) pay when due and payable any Canadian and United States federal and provincial and state transfer taxes and charges (for greater certainty, not in the nature of income or withholding taxes) which may be payable in respect of the original issuance or delivery of the Rights Certificates, provided that the Corporation will not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being transferred or exercised.


3.2  ADJUSTMENTS TO EXERCISE PRICE: NUMBER OF RIGHTS


     The Exercise Price, the number of Common Shares or other securities subject to purchase on the exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this section.

          (a) If the Corporation at any time after the Record Time and prior to the Expiration Time:

             (i) declares or pays a dividend on the Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) other than pursuant to any dividend reinvestment program;

             (ii) subdivides or changes the outstanding Common Shares into a greater number of Common Shares;

             (iii) combines or changes the outstanding Common Shares into a smaller number of Common Shares; or

             (iv) issues any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares) in respect of, in lieu of or in exchange for existing Common Shares;

the Exercise Price and the number of Rights outstanding (or, if the payment or effective date therefor occurs after the Separation Time, the securities purchasable on exercise of Rights) will be adjusted in the following manner.

     If the Exercise Price and number of Rights are to be adjusted (i) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other securities of the Corporation) (the "EXPANSION FACTOR") that a holder of one Common Share immediately prior to such dividend, subdivision, combination, change or issuance would hold thereafter as a result thereof and (ii) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be allocated among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the securities of the Corporation issued in respect of such dividend, subdivision, consolidation, change or issuance, so that each such Common Share (or other security of the Corporation) will have exactly one Right associated with it.

     For greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable on exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable on exercise of one Right immediately prior to such dividend, subdivision, consolidation, change or issuance would hold thereafter as a result thereof.

     Adjustments pursuant to this subsection will be made successively whenever an event referred to in this subsection occurs.

          (b) If the Corporation at any time after the Record Time and prior to the Expiration Time fixes a record date for the issuance of rights, options or warrants to all or substantially all holders of Common Shares entitling them to subscribe for or purchase (for a period expiring within 45 calendar days after such record date) Common Shares (or securities convertible into or exchangeable for or carrying a right to acquire Common Shares) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to acquire Common Shares, having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right, per share) less than 95% of the Market Price per Common Share on the second Trading Day immediately preceding such record date, the Exercise Price in respect of the Rights to be in effect after such record date will be determined by multiplying the Exercise Price in respect of the Rights in effect immediately prior to such record date by a fraction (i) the numerator of which will be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered (including the price required to be paid to purchase such convertible or exchangeable securities or rights)) would purchase at such Market Price per Common Share and (ii) the denominator of which will be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities or rights so to be offered are initially convertible, exchangeable or exercisable). In case such subscription price may be paid by delivery of consideration, part or all of which is in a form other than cash, the value of such consideration will be as determined in good faith by the Board of Directors, whose determination will be described in a statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. Such adjustment will be made successively whenever such a record date is fixed. To the extent that such rights, options or warrants are not exercised prior to the expiration thereof, the Exercise Price will be readjusted to the Exercise Price which would then be in effect based on the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued on exercise of such rights, options or warrants.

          (c) For purpose of this agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to a dividend reinvestment plan or any employee benefit, stock option or similar plans will be deemed not to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in all such cases, the right to purchase Common Shares is at a price per share of not less than 90% of the then current market price per share (determined as provided in such plans) of the Common Shares.

          (d) If the Corporation at any time after the Record Time and prior to the Expiration Time fixes a record date for a distribution to all or substantially all holders of Common Shares (including any such distribution made in connection with a merger in which the Corporation is the continuing corporation) of (i) evidences of indebtedness or assets, including cash (other than a dividend paid in the ordinary course or a dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), (ii) rights, options or warrants entitling them to subscribe for or purchase Common

     Shares (or securities convertible into or exchangeable for or carrying a right to acquire Common Shares) (excluding those referred to in subsection 3.2(b)) at a price per Common Share (or, if a security convertible into or exchangeable for or carrying a right to acquire Common Shares, having a conversion, exchange or exercise price, including the price required to be paid to purchase such convertible or exchangeable security or right, per share) that is less than 95% of the Market Price per Common Share on the second Trading Day immediately preceding such record date or (iii) other securities of the Corporation, the Exercise Price will be adjusted as follows. The Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the Board of Directors) of the portion of the evidences of indebtedness, assets, rights, options or warrants or other securities so to be distributed applicable to the securities purchasable on exercise of one Right. Such adjustments will be made successively whenever such a record date is fixed and, if such distribution is not so made, the Exercise Price in respect of the Rights will be adjusted to be the Exercise Price in respect of the Rights which would have been in effect if such record date had not been fixed.

          (e) Notwithstanding anything in this agreement to the contrary, no adjustment of the Exercise Price will be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this subsection are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under section 3.2 will be made to the nearest cent or to the nearest ten-thousandth of a Common Share or other share, as the case may be.

          (f) If as a result of an adjustment made pursuant to section 4.1, the holder of any Right thereafter exercised will become entitled to receive any shares other than Common Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the applicable Exercise Price thereof will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as is practicable to the provisions with respect to the Common Shares contained in this section 3.2, and the provisions of this agreement with respect to the Common Shares will apply on like terms to any such other shares.

          (g) All Rights originally issued by the Corporation subsequent to any adjustment made to the Exercise Price will evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h) Unless the Corporation has exercised its election as provided in subsection (i), upon each adjustment of an Exercise Price as a result of the calculations made in subsections (b) and (d), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares obtained by:

             (i) multiplying (A) the number of Common Shares covered by a Right immediately prior to such adjustment by (B) the Exercise Price in effect immediately prior to such adjustment; and

             (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

          (i) The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights will be exercisable for the number of Common Shares for which such a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the relevant Exercise Price in effect immediately prior to adjustment of the relevant Exercise Price by the relevant Exercise Price in effect immediately after adjustment of the relevant Exercise Price. The Corporation will make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.

     This record date may be the date on which the relevant Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, will be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this subsection, the Corporation, as promptly as is practicable, will cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing, subject to section 6.4, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Corporation, will cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates to be so distributed will be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the relevant adjusted Exercise Price and will be registered in the names of holders of record of Rights Certificates on the record date specified in the public announcement.

          (j) Irrespective of any adjustment or change in an Exercise Price or the number of Common Shares issuable upon the exercise of the Rights, the Rights Certificates previously and thereafter issued may continue to express the relevant Exercise Price per Common Share and the number of Common Shares which were expressed in the initial Rights Certificates issued hereunder.

          (k) In any case in which this section requires that an adjustment in an Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer, until the occurrence of such event, the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided, however, that the Corporation delivers to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

          (l) Notwithstanding anything in this section to the contrary, the Corporation will be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this section, as and to the extent that in its good faith judgment the Board of Directors determines to be advisable in order that any (i) consolidation or subdivision of Common Shares, (ii) issuance wholly for cash of any Common Share or securities that by their terms are convertible into or exchangeable for Common Shares, (iii) stock dividends or (iv) issuance of rights, options or warrants referred to in this section, hereafter made by the Corporation to holders of its Common Shares, will not be taxable to such shareholders.

          (m) The Corporation covenants and agrees that, after the Separation Time, except as permitted by section 6.1 or 6.5, it will not take (or permit any Subsidiary of the Corporation to take) any action if at the time such action is taken it is reasonably foreseeable that such action would diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

          (n) Whenever an adjustment to the Exercise Price or a change in the securities purchasable upon exercise of the Rights is made pursuant to this section, the Corporation will promptly:

             (i) file with the Rights Agent and with the transfer agent for the Common Shares a certificate specifying the particulars of such adjustment or change; and

             (ii) cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

        The failure to file such certificate or cause such notice to be given as aforesaid, or any defect therein, will not affect the validity of any such adjustment or change.

3.3  DATE ON WHICH EXERCISE IS EFFECTIVE


     Each Person in whose name any certificate for Common Shares is issued upon the exercise of Rights will be deemed for all purposes to have become the holder of record of the Common Share represented thereby on, and such certificate will be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the relevant Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the relevant Common Share transfer books of the Corporation are closed, such Person will be deemed to have become the holder of record of such Common Shares on, and such certificate will be dated, the next succeeding Business Day on which the relevant Common Share transfer books of the Corporation are open.

                                   ARTICLE 4

         ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS

4.1  FLIP-IN EVENT

          (a) Subject to subsection 4.1(b) and section 6.1, if prior to the Expiration Time a Flip-in Event occurs, each Right will constitute, effective on and after the later of its date of issue and the close of business on the tenth Trading Day following the Stock Acquisition Date, the right to purchase from the Corporation, upon payment of the relevant Exercise Price and otherwise exercising such Right in accordance with the terms hereof, that number of Common Shares having an aggregate Market Price on the date of occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustments provided for in section 3.2 if, after such date of occurrence, an event of a type analogous to any of the events described in section 3.2 has occurred with respect to the Common Share).

          (b) Notwithstanding anything in this agreement to the contrary, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by (i) an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person); or (ii) a transferee or other successor in title, directly or indirectly, (a "TRANSFEREE") of Rights held by an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) in a transfer that the Board of Directors has determined is part of a plan, arrangement or scheme of an Acquiring Person (or any Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding clause (i), will become null and void without any further action, and any holder of such Rights (including any Transferee) will not have any right whatsoever to exercise such Rights and will not have thereafter any other rights whatsoever with respect to such Rights, whether under any provision of this agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent on exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this subsection will be deemed to be an Acquiring Person for the purpose of this section and such Rights will be null and void.

          (c) Any Rights Certificate that represents Rights Beneficially Owned by a Person described in clause (b)(i) or (ii) or transferred to any nominee of any such person, and any Rights Certificate issued on transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain the following legend:

        THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON OR A PERSON ACTING

        JOINTLY OR IN CONCERT WITH ANY OF THEM (AS SUCH TERMS ARE DEFINED IN THE SHAREHOLDER RIGHTS PLAN AGREEMENT). THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED BY THIS CERTIFICATE WILL BE VOID IN THE CIRCUMSTANCES SPECIFIED IN SUBSECTION 4.1(b) OF THE SHAREHOLDER RIGHTS PLAN AGREEMENT.

The Rights Agent will not be under any responsibility to ascertain the existence of facts that would require the inclusion of that legend, but will be required to include the legend only if instructed to do so in writing by the Corporation or if a holder fails to certify on transfer or exchange in the space provided on the Rights Certificate that it is not an Acquiring Person or other Person referred to in the legend. The issuance of a Rights Certificate without the legend referred to in this subsection will not affect the application of subsection (b).

          (d) From and after the Separation Time, the Corporation will do all such acts and things as will be necessary and within its power to ensure compliance with the provisions of this section, including all such acts and things as may be required to satisfy the requirements of the NBBCA and the Securities Act or comparable legislation of any other applicable jurisdiction and the rules of any stock exchange or quotation system where the Common Shares may then be quoted, listed or traded in respect of the issuance of Common Shares upon the exercise of Rights in accordance with this agreement.

          (e) Notwithstanding any other provision of this agreement, any Rights held by the Corporation or any of its Subsidiaries will be void.


                                   ARTICLE 5


                                THE RIGHTS AGENT

5.1  GENERAL

          (a) The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co-rights agents (each, a "CO-RIGHTS AGENT") as it may deem necessary or desirable, subject to the approval of the Rights Agent. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and Co-Rights Agents will be as the Corporation may determine with the approval of the Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this agreement and the exercise and performance of its duties hereunder (including the fees and disbursements of any expert or advisor retained by the Rights Agent pursuant to subsection 5.3(a)). The Corporation also agrees to indemnify the Rights Agent, its officers, directors and employees for, and to hold it and them harmless against, any loss, liability cost, claim, action, damage, suit or expense, incurred without negligence, bad faith or wilful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this agreement and/or the resignation or removal of the Rights Agent.

          (b) The Corporation will inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this agreement by the Rights Agent and at any time, upon request, will provide to the Rights Agent an incumbency certificate with respect to the then current directors and senior officers of the Corporation, provided that failure to inform the Rights Agent of any such events, or any defect therein, will not affect the validity of any action taken hereunder in relation to such events.

          (c) The Rights Agent will be protected and will incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this agreement in reliance upon any certificate for Common Shares, Rights Certificate, certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.


5.2  MERGER OR AMALGAMATION OR CHANGE OF NAME OF RIGHTS AGENT


          (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this agreement without the execution or filing of any paper or any further act on the part of any of the parties, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of section
     5.4. In case at the time such successor Rights Agent succeeds to the agency created by this agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this agreement.

          (b) In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this agreement.

5.3  DUTIES OF RIGHTS AGENT

     The Rights Agent undertakes the duties and obligations imposed by this agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, will be bound:

          (a) the Rights Agent may retain and consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion; the Rights Agent may also, with the approval of the Corporation (where such approval may reasonably be obtained and such approval not to be unreasonably withheld), consult with such other experts as the Rights Agent considers necessary or appropriate to properly carry out the duties and obligations imposed under the agreement and the Rights Agent will be entitled to rely in good faith on the advice of any such expert;

          (b) whenever in the performance of its duties under this agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed in this agreement) may be deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be a senior officer of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this agreement in reliance upon such certificate;

          (c) the Rights Agent will be liable hereunder only for its own negligence, bad faith or wilful misconduct;

          (d) the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this agreement or in the certificates for Common Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

          (e) the Rights Agent will not be under any responsibility in respect of the validity of this agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to subsection 4.1(b)) or any adjustment required under the provisions of section 3.2 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by section 3.2 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this agreement or any Rights or as to whether any Shares will, when issued, be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

          (f) the Corporation will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this agreement;

          (g) the Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any Person designated in writing by the Corporation, and to apply to such Persons for advice or instructions in connection with its duties, and it will not be liable for any action taken or suffered by it in good faith in accordance with the written instructions of any such Person;

          (h) the Rights Agent and any shareholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not the Rights Agent under this agreement. Nothing herein will preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

          (i) the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.


5.4  CHANGE OF RIGHTS AGENT


     The Rights Agent may resign and be discharged from its duties under this agreement upon 60 days' notice in writing (or such lesser notice as is acceptable to the Corporation) mailed to the Corporation and to each transfer agent of Common Shares by first class mail, and to the holders of Rights in accordance with section 6.8, all of which will be at the Corporation's expense. The Corporation may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Common Shares by first class mail, and to the holders of the Rights in accordance with section
6.8 at the expense of the Corporation. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), then by prior written notice to the Corporation the resigning Rights Agent (at the Corporation's expense) or the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, must be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in the Province of Ontario. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon payment by the Corporation to the predecessor Rights Agent of all outstanding fees and expenses owing by the Corporation to the predecessor Rights Agent pursuant to this agreement, will deliver and transfer to the successor Rights Agent any property at the time held by it hereunder and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and mail a notice thereof in writing to the holders of the Rights. Failure to give any notice provided for in this section 5.4, however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.


                                   ARTICLE 6


                                 MISCELLANEOUS

6.1  REDEMPTION AND WAIVER

          (a) Until the occurrence of a Flip-in Event as to which the application of section 4.1 has not been waived pursuant to this section, the Board of Directors, with the prior consent of the holders of Voting Shares or the holders of Rights given in accordance with subsection (i) or
     (j), as the case may be, may elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, appropriately adjusted in a manner analogous to the applicable adjustment provided for in section 3.2, if an event of the type analogous to any of the events described in section 3.2 have occurred (such redemption price being herein referred to as the "REDEMPTION PRICE").

          (b) Until the occurrence of a Flip-in Event as to which the application of section 4.1 has not been waived pursuant to this section, upon written notice to the Rights Agent, the Board of Directors, with the prior consent of the holders of Voting Shares given in accordance with subsection (i), may determine, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a take-over bid circular to all holders of Voting Shares and otherwise than in the circumstances set forth in subsection (d), to waive the application of section 4.1 to such Flip-in Event. If the Board of Directors proposes such a waiver, the Board of Directors will extend the Separation Time to a date subsequent to and not more than ten Business Days following the meeting of shareholders called to approve such waiver.

          (c) Until the occurrence of a Flip-in Event as to which the application of section 4.1 has not been waived pursuant to this section, upon written notice delivered to the Rights Agent, the Board of Directors may determine to waive the application of section 4.1 to any Flip-in Event provided that the Flip-in Event would occur by reason of a Take-over Bid made by take-over bid circular sent to all holders of Voting Shares and provided further that if the Board of Directors waives the application of section 4.1 to such Flip-in Event, the Board of Directors will be deemed to have waived the application of section 4.1 to any other Flip-in Event occurring by reason of any Take-over Bid made by take-over bid circular to all holders of Voting Shares which is made prior to the expiry of any Take-over Bid (as the same may be extended from time to time) made by take-over bid circular in respect of which a waiver is, or is deemed to have been, granted under this subsection.

          (d) Notwithstanding subsections (b) and (c), upon written notice to the Rights Agent, the Board of Directors may waive the application of section 4.1 in respect of any Flip-in Event, provided that both of the following conditions are satisfied:

             (i) the Board of Directors has determined that the Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person; and

             (ii) such Person has reduced its Beneficial Ownership of Voting Shares such that at the time of the granting of a waiver pursuant to this subsection, such Person is no longer an Acquiring Person;

In the event of any such waiver, for the purposes of this agreement, such Flip-in Event will be deemed not to have occurred and the Separation Time will be deemed not to have occurred as a result of such Person having inadvertently become an Acquiring Person.

          (e) The Board of Directors will be deemed to have elected to redeem, without further formality, the Rights at the Redemption Price on the date that a Person who has made a Permitted Bid, a Competing Permitted Bid or Take-over Bid in respect of which the Board of Directors has waived, or is deemed to have waived, pursuant to this section the application of section 4.1, takes up and pays for Voting Shares pursuant to the terms and conditions of such Permitted Bid, Competing Permitted Bid or Take-over Bid, as the case may be.

          (f) Where a Take-over Bid that is not a Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, the Board of Directors may elect to redeem all the then outstanding Rights without the consent of the holders of Voting Shares or the holders of Rights, as the case may be, at the Redemption Price and reissue Rights under this agreement to holders of record of Common Shares immediately following the time of such redemption and, thereafter, all of the provisions of this agreement will continue in full force and effect and such Rights, without any further formality, will be attached to the outstanding Common Shares in the same manner as prior to the occurrence of such Separation Time.

          (g) If the Board of Directors elects or is deemed to have elected to redeem the Rights and, in circumstances in which subsection (a) is applicable, such redemption is approved by the holders of Voting Shares or the holders of Rights in accordance with subsection (i) or (j), as the case may be, the right to exercise the Rights will thereupon, without further action and without notice, terminate, and the only right thereafter of the holders of Rights will be to receive the Redemption Price.

          (h) Within 10 days after the Board of Directors electing or having been deemed to have elected to redeem the Rights or, if subsection (a) applies, within 10 Business Days after the holders of Voting Shares or the holders of Rights have approved the redemption of Rights in accordance with subsection (i) or (j), as the case may be, the Corporation will give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at such holder's last address as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the Transfer Agent for the Common Shares. Any notice which is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this section, and other than in connection with the purchase of Common Shares prior to the Separation Time.

          (i) If a redemption of Rights pursuant to subsection (a) or a waiver of a Flip-in Event pursuant to subsection (b) is proposed at any time prior to the Separation Time, such redemption or waiver must be submitted for approval to the holders of Voting Shares. Such approval will be deemed to have been given if the redemption or waiver is approved by the affirmative vote of a majority of the votes cast by Independent Shareholders represented in person or by proxy at a meeting of such holders duly held in accordance with applicable laws and the Corporation's by-laws.

          (j) If a redemption of Rights pursuant to subsection (a) is proposed at any time after the Separation Time, such redemption must be submitted for approval to the holders of Rights. Such approval will be deemed to have been given if the redemption is approved by holders of Rights by a majority of the votes cast by the holders of Rights represented in person or by proxy at and entitled to vote at a meeting of such holders. For the purposes hereof, each outstanding Right (other than Rights which are Beneficially Owned by any Person referred to in clauses (i) to (v) inclusive of the definition of Independent Shareholders) will be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting will be those, as nearly as may be, which are provided in the Corporation's by-laws and the NBBCA with respect to meetings of shareholders of the Corporation.


6.2  EXPIRATION


     No Person will have any rights pursuant to this agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in section 5.1.

6.3  ISSUANCE OF NEW RIGHTS CERTIFICATES

     Notwithstanding any of the provisions of this agreement or of the Rights to the contrary, the Corporation, at its option, may issue new Rights Certificates evidencing Rights in such form as may be approved by the Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this agreement.

6.4  FRACTIONAL RIGHTS AND FRACTIONAL SHARES

          (a) The Corporation will not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there will be paid to the registered holders of the Rights Certificates with regard to which such fractional Right would otherwise be issuable, an amount in cash equal to the fraction of the Market Price of a whole Right that the fraction of a Right which would otherwise be issuable is of one whole Right.

          (b) The Corporation will not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation will pay to the registered holders of Rights Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of a whole Common Share that the fraction of a Common Share which would otherwise be issuable upon the exercise of such right is of one whole Common Share at the date of such exercise.

          (c) The Rights Agent will have no obligation to make any payments in lieu of issuing fractions of Rights or Common Shares pursuant to subsection
     (a) or (b), respectively, unless and until the Corporation has provided to the Rights Agent the amount of cash to be paid in lieu of issuing such fractional Rights or Common Shares, as the case may be.

6.5  SUPPLEMENTS AND AMENDMENTS

          (a) The Corporation may make amendments to this agreement from time to time to correct any clerical or typographical error or which are required to maintain the validity of this agreement as a result of any change in any applicable legislation, rules or regulations or decision of a court or regulatory authority. The Corporation, at or prior to the meeting of shareholders of the Corporation, or any adjournment or postponement thereof, to be held for shareholders of the Corporation to consider and, if deemed advisable, to adopt a resolution approving, ratifying and confirming this agreement and the Rights issued pursuant thereto, may supplement or amend this agreement without the approval of any holders of Rights or Voting Shares in order to make any changes which the Board of Directors acting in good faith may deem necessary or desirable to make this agreement effective (provided such action would not materially adversely affect the interests of the holders of Rights generally). Notwithstanding anything in this section to the contrary, no such supplement or amendment may be made to the provisions of Article 5 except with the written concurrence of the Rights Agent to such supplement or amendment.

          (b) Subject to subsection (a), the Corporation, with the prior consent of the holders of Voting Shares obtained as set forth below, at any time prior to the Separation Time, may supplement or amend any of the provisions of this agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent will be deemed to have been given if the action requiring such approval is authorized by the affirmative vote of a majority of the votes cast by Independent Shareholders present or represented at and entitled to vote at a meeting of the holders of Voting Shares duly called and held in compliance with applicable laws and the Corporation's by-laws.

          (c) Subject to subsection (a), the Corporation, with the prior consent of the holders of Rights, at any time on or after the Separation Time, may supplement or amend any of the provisions of this agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally), provided that no such supplement or amendment may be made to the provisions of Article 5 except with the written concurrence of the Rights Agent thereto.

          (d) Any approval of the holders of Rights will be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) will be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting will be those, as nearly as may be, which are provided in the Corporation's by-laws and the NBBCA with respect to meetings of shareholders of the Corporation.

          (e) Any amendments made by the Corporation to this agreement pursuant to subsection 6.5(a) which are required to maintain the validity of this agreement:

             (i) if made before the Separation Time, be submitted to the holders of Voting Shares of the Corporation at the next meeting of shareholders and the holders of Voting Shares, by the majority referred to in subsection (b), may confirm or reject such amendment; and

             (ii) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called for a date not later than immediately following the next meeting of shareholders of the Corporation and the holders of Rights, by resolution passed by the majority referred to in subsection (d), may confirm or reject such amendment.

Any such amendment will be effective from the date of the resolution of the Board of Directors adopting such amendment, until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such amendment is confirmed, it continues in effect in the form so confirmed. If such amendment is rejected by the holders of Voting Shares or the holders of Rights or is not submitted to the holders of Voting Shares or holders of Rights as required, then such amendment will cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent amendment to this agreement to substantially the same effect will be effective until confirmed by the shareholders or holders of Rights, as the case may be.

          (f) The Corporation will give notice in writing to the Rights Agent of any amendment or supplement to this agreement pursuant to this section within five Business Days of the date of any such amendment or supplement, provided that failure to give such notice, or any defect therein, will not affect the validity of any such supplement or amendment.

          (g) For greater certainty, neither the exercise by the Board of Directors of any power or discretion conferred on it under this agreement nor the making by the Board of Directors of any determination or the granting of any waiver it is permitted to make or give under this agreement will constitute an amendment, variation or rescission of the provisions of this agreement or Rights for purposes of this section or otherwise.


6.6  RIGHTS OF ACTION


     Subject to the terms of this agreement, all rights of action in respect of this agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights, may enforce, and may institute and maintain, any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this agreement and will be entitled to specific performance of the obligations under, and injunctive relief against, actual or threatened violations of the obligations of any Person subject to, this agreement.

6.7  NOTICE OF PROPOSED ACTIONS

     If the Corporation proposes after the Separation Time and prior to the Expiration Time to effect the liquidation, dissolution or winding-up of the Corporation or the sale of all or substantially all of the Corporation's assets, then, in each such case, the Corporation will give to each holder of a Right, in accordance with section 6.8, a notice of such proposed action. The notice must specify the date on which such liquidation, dissolution, winding-up or sale is to take place, and such notice must be so given at least 20 Business Days prior to the date of taking such proposed action.

6.8  NOTICES

          (a) Notices or demands authorized or required by this agreement to be given or made by the Rights Agent or by the holder of any Rights to or on the Corporation will be sufficiently given or made if delivered or sent by facsimile or by first-class mail, postage prepaid, addressed (until another facsimile number or address is filed in writing with the Rights Agent) as follows:

     TLC Vision Corporation
     540 Maryville Centre Drive
     Suite 200
     St. Louis, MO
     63141

     Attention: General Counsel
     Facsimile: (314) 434-7251

          (b) Notices or demands authorized or required by this agreement to be given or made by the Corporation or by the holder of any Rights to or on the Rights Agent will be sufficiently given or made if delivered or sent by facsimile or by first-class mail, postage prepaid, addressed (until another facsimile number or address is filed in writing with the Corporation) as follows:

     CIBC Mellon Trust Company
     320 Bay St. Ground Floor
     Toronto, Ontario
     M5H 4A6

     Attention: Vice President, Client Services
     Facsimile: (416) 643-5570

          (c) Notices or demands authorized or required by this agreement to be given or made by the Corporation or the Rights Agent to or on the holder of any Rights will be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the registry books of the Rights Agent or, prior to the Separation Time, on the registry books of the Corporation for the Common Shares. Any notice which is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice.


          (d) Notices will be deemed to have been received as follows:


             (i) in the case of personal delivery, on the day of delivery, unless delivered on a day that is not a Business Day or after 4:00 p.m. on the day of delivery, in which case notice will be deemed to have been received on the next Business Day;

             (ii) in the case of facsimile, on the Business Day of transmission if transmitted before 4:00 p.m. on that Business Day or, otherwise, on the next Business Day following the day of transmission; and

             (iii) in the case of first class mail, on the fifth Business Day following mailing.

             (iv) Any accidental error, omission or failure in giving or delivering or mailing any such notice will not invalidate or otherwise prejudicially affect any action or proceeding founded thereon.

6.9  COSTS OF ENFORCEMENT

     The Corporation agrees that, if it or any other Person the securities of which are purchasable upon exercise of Rights fails to fulfil any of its obligations pursuant to this agreement, then the Corporation or such Person will reimburse the holder of any Rights for the costs and expenses (including reasonable legal fees) incurred by such holder in actions to enforce the holder's rights pursuant to any Rights or this agreement.

6.10  SUCCESSORS

     All the covenants and provisions of this agreement by or for the benefit of the Corporation or the Rights Agent bind and enure to the benefit of their respective successors and assigns hereunder.

6.11  BENEFITS OF THIS AGREEMENT

     Nothing in this agreement will be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this agreement; but this agreement will be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

6.12  GOVERNING LAW

     This agreement and each Right issued hereunder will be deemed to be a contract made under the laws of the Province of Ontario and for all purposes will be governed by and construed in accordance with the laws of such province applicable to contracts to be made and performed entirely within such province.

6.13  COUNTERPARTS

     This agreement may be executed in any number of counterparts and each of such counterparts for all purposes will be deemed to be an original, and all such counterparts together will constitute one and the same instrument.

6.14  SEVERABILITY

     If any term or provision hereof or the application thereof to any circumstance is, in any jurisdiction and to any extent, invalid or unenforceable, such term or provision will be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.

6.15  EFFECTIVE DATE


     This agreement is in force in accordance with its terms.

6.16  SHAREHOLDER APPROVAL

     At the annual meeting of shareholders of the Corporation in 2005 and every third anniversary thereafter and so on, provided that a Flip-in Event has not occurred prior to such time (other than a Flip-in Event in respect of which the application of section 4.1 has been waived pursuant to section 6.1), the board of directors may submit a resolution to the Independent Shareholders for their consideration and approval ratifying this agreement (as may be amended and restated) and its continued existence after each such meeting. If a majority of the votes cast by Independent Shareholders present or represented by proxy at any such meeting are not voted in favour of this agreement and its continued existence, then the Board of Directors, immediately upon confirmation by the chair of such shareholders meeting of the results of the vote on such resolution, without further formality, will be deemed to have elected to redeem the Rights at the Redemption Price.

6.17  DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS

     All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith in connection with this agreement will not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.

6.18  TIME OF THE ESSENCE

     Time will be of the essence of this agreement.

6.19  REGULATORY APPROVALS

     Any obligation of the Corporation or action contemplated by this agreement, including any amendment hereto, will be subject to the receipt of any requisite approval or consent from any applicable regulatory authority, including any necessary approvals of the Toronto Stock Exchange, NASDAQ or any other stock exchange.

6.20  DECLARATION AS TO NON-CANADIAN AND NON-UNITED STATES HOLDERS

     If in the opinion of the Board of Directors (who may rely on the advice of legal counsel) any action or event contemplated by this agreement would require compliance by the Corporation with the securities laws or comparable legislation of a jurisdiction outside Canada or the United States, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance is not required, including establishing procedures for the issuance to a Canadian resident fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto and the sale thereof and remittance of the proceeds of such sale (if any) to the Persons entitled thereto. In no event will the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and the United States of America in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

6.21  FIDUCIARY DUTIES OF THE BOARD OF DIRECTORS

     For greater certainty, this agreement will not be construed to suggest or imply that the Board of Directors is not entitled to recommend that holders of Voting Shares reject or accept any Take-over Bid (whether or not such Take-over Bid is a Permitted Bid or a Competing Permitted Bid) or take any other action (including the commencement, prosecution, defence or settlement of any litigation) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

     IN WITNESS WHEREOF, the parties have caused this agreement to be duly executed as of the date first above written.


                                          TLC VISION CORPORATION


                                          By: /s/ Brian Andrew
                                            ------------------------------------
                                              Name: Brian Andrew
                                            Title:   General Counsel

                                          CIBC MELLON TRUST COMPANY

                                          By: /s/ Warren Jansen
                                            ------------------------------------
                                            Authorized Signatory

                                          By: /s/ Bruce Cornish
                                            ------------------------------------
                                            Authorized Signatory

                                   EXHIBIT A

                           FORM OF RIGHTS CERTIFICATE

Certificate No. ____________                                 ____________ Rights

                               RIGHTS CERTIFICATE

     This certifies that __________ is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated as of March 4, 2005, as the same may be amended, restated or supplemented from time to time (the "RIGHTS AGREEMENT") between TLC Vision Corporation, a corporation existing under the laws of New Brunswick (the "CORPORATION"), and CIBC Mellon Trust Company, a trust company existing under the laws of Ontario, as rights agent (the "RIGHTS AGENT", which term includes any successor Rights Agent under the Rights Agreement), to purchase from the Corporation at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid Common Share of the Corporation (a "COMMON SHARE") at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise and Declaration of Ownership duly executed and submitted to the Rights Agent at its principal office in the city of Toronto or any other office of the Rights Agent designated for that purpose from time to time by the Rights Agent. The Exercise Price initially is U.S.$100 per Right and will be subject to adjustment in certain events as provided in the Rights Agreement.

     In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or shares in the capital of the Corporation other than Common Shares, or more or less than one Common Share, all as provided in the Rights Agreement.

     This Rights Certificate is subject to all of the terms and conditions of the Rights Agreement which terms and conditions are incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights Certificates. Copies of the Rights Agreement are on file at the registered office of the Corporation and are available upon written request.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate is exercised in part, the registered holder will be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of U.S.$0.0001 per Right, subject to adjustment in certain events.

     Fractional Common Shares will not be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Rights Certificate, as such, will be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or of any other shares of the Corporation which may at any time be issuable upon the exercise hereof, nor will anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders of the Corporation (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Rights Certificate have been exercised as provided in the Rights Agreement.

     This Rights Certificate will not be valid or obligatory for any purpose until it will have been manually countersigned by the Rights Agent.


     WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.


Date:

                                          TLC VISION CORPORATION

                                          By:
                                            ------------------------------------

                                          By:
                                            ------------------------------------

Countersigned:

                                          CIBC MELLON TRUST COMPANY

                                          By:
                                            ------------------------------------
                                            Authorized Signature

                          FORM OF ELECTION TO EXERCISE

                  (to be attached to each Rights Certificate)

TO: TLC VISION CORPORATION

     The undersigned hereby irrevocably elects to exercise whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued to:

     Name

     Address

     City and Province/State

     Social Insurance Number or other taxpayer identification number

If such number of Rights are not all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

     Name

     Address

     City and Province/State

     Social Insurance Number or other taxpayer identification number

Dated:
------------------------------------------------     ------------------------------------------------
                                                     Signature

Signature Guaranteed:

     (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.)

     Signature must be guaranteed by an Eligible Institution being either a Canadian Schedule I chartered bank or major trust company in Canada, member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, member of the National Association of Securities Dealers or banks and trust companies in the United States.

                           (To be completed if true)

     The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or with an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement).

                                          Signature

                               FORM OF ASSIGNMENT

     FOR VALUE RECEIVED
--------------------------------------------------------------------------------

hereby sells, assigns and transfers unto
--------------------------------------------------------------------------------

(please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein.

Dated:
--------------------------------------------------------------------------------

Signature Guaranteed:
                                                     ---------------------------------------------------
                                                     Signature
                                                     (Signature must correspond to name as written upon
                                                     the face of this Rights Certificate in every
                                                     particular, without alteration or enlargement or
                                                     any change whatsoever.)

     Signature must be guaranteed by an Eligible Institution being either a Canadian Schedule I chartered bank or major trust company in Canada, member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, member of the National Association of Securities Dealers or banks and trust companies in the United States.

                           (To be completed if true)

     The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or with an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement).

                                          Signature

                                     NOTICE


     If the certification set forth above in the Form of Election to Exercise or the Form of Assignment is not completed, the Corporation reserves the right to treat the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights will be null and void.

                             TLC VISION CORPORATION

                                     PROXY

      ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF TLC VISION CORPORATION
                          TO BE HELD ON JUNE 23, 2005

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             TLC VISION CORPORATION

      The undersigned shareholder of TLC VISION CORPORATION ("TLC Vision") hereby appoints James C. Wachtman, Chief Executive Officer and a director of TLC Vision, or, failing him, Brian L. Andrew, General Counsel and Secretary of TLC
Vision, or instead of any of the foregoing,              , as proxy of the
undersigned, to attend, vote and act for and on behalf of the undersigned at the annual and special meeting of shareholders of TLC Vision to be held on June 23, 2005 at 9:00 a.m., Eastern Daylight Time, at The TSX Auditorium, The Exchange Tower, 130 King Street West, Toronto, Ontario, and at all adjournments thereof, upon the following matters:


1.      TO VOTE FOR    [ ]      AGAINST      [ ]      ABSTAIN      [ ]
      or, IF NO SPECIFICATION IS MADE, VOTE FOR a resolution approving TLC Vision's Shareholder Rights Plan;


2.      TO VOTE FOR    [ ]      AGAINST      [ ]      ABSTAIN      [ ]
      or, IF NO SPECIFICATION IS MADE, VOTE FOR a resolution confirming an amendment to section 51 of By-Law 2002;

3.      TO VOTE FOR all nominees (except as marked to the contrary) [
        ]         WITHHOLD VOTE FOR all nominees  [ ]
      or, IF NO SPECIFICATION IS MADE, VOTE FOR the election of the following directors for the ensuing year:

              Elias Vamvakas                               Warren S. Rustand
              James C. Wachtman                            Dr. Richard Lindstrom
              Thomas N. Davidson                           Michael DePaolis
              Toby S. Wilt

      Provided that the undersigned wishes to withhold vote for the following directors:

     ---------------------------------------------------------------------------

4.      TO VOTE FOR  [ ]      ABSTAIN  [ ]
      or IF NO SPECIFICATION IS MADE, VOTE FOR the continued appointment of Ernst & Young LLP as auditors of TLC Vision and authorizing the directors to fix the remuneration of the auditors; and

5. In the discretion of the proxy holder, such other business as may properly come before the meeting.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO ANY ITEM(S), THEY WILL BE VOTED FOR SUCH ITEM(S).

EXECUTED on the ------------------ day of ------------------ , 2005

---------------------------------------  ---------------------------------------
Number of Common Shares                  Signature of Shareholder

                                         ---------------------------------------
                                         Name of Shareholder
                                         (Please print clearly)

*  Please see other side for notes on how to use this proxy.

NOTES:

1. A shareholder has the right to appoint a person to represent the shareholder at the meeting other than the management representatives designated in this proxy. Such right may be exercised by inserting in the space provided the name of the other person the shareholder wishes to appoint. Such other person need not be a shareholder.


2. To be valid, this proxy must be signed and deposited with the Secretary of the Corporation, c/o CIBC Mellon Trust Company, Proxy Dept., 200 Queen's Quay East, Unit #6, Toronto, Ontario M5A 4K9 (Facsimile No. (416) 368-2502) not later than the close of business on June 21, 2005, or, if the meeting is adjourned, 48 hours (excluding Saturdays and holidays) before any adjourned meeting.


3.        If an individual, please sign exactly as your shares are registered.
          If the shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder and, if the corporation has a corporate seal, its corporate seal should be affixed. If the shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of the deceased or other shareholder, the shareholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.


4. Reference is made to the accompanying management information circular (which is also a proxy statement under U.S. law) for further information regarding completion and use of this proxy and other information pertaining to the meeting. Before completing this proxy, non-registered holders should carefully review the section in the accompanying management information circular entitled "Non-Registered Shareholders" and should carefully follow the instructions of the securities dealer or other intermediary who sent this proxy.


5. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed.

6. If a share is held by two or more persons, any one of them present or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote in respect thereof, but if more than one of them are present or represented by proxy, they shall vote together in respect of each share so held.